UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2016 – DECEMBER 31, 2016

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG TimesSquare Small Cap Growth Fund

Class I: TSCIX     |     Class S: TSCPX

AMG TimesSquare Mid Cap Growth Fund

Class I: TMDIX     |     Class S: TMDPX

AMG TimesSquare International Small Cap Fund

Class I: TCMIX     |     Class S: TCMPX

www.amgfunds.com	AR012-1216

AMG Funds

Annual Report—December 31, 2016

PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG TimesSquare Small Cap Growth Fund	4
AMG TimesSquare Mid Cap Growth Fund	11
AMG TimesSquare International Small Cap Fund	19

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	30
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	31
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	32
Detail of changes in assets for the past two years

Financial Highlights	33
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes To Financial Highlights	36

Notes to Financial Statements	37
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

TRUSTEES AND OFFICERS	47

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2016	Expense Ratio for the Period	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG TimesSquare Small Cap Growth Fund
Class I
Based on Actual Fund Return	1.04%	$1,000	$1,080	$5.44
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.28
Class S
Based on Actual Fund Return	1.24%	$1,000	$1,079	$6.48
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.29
AMG TimesSquare Mid Cap Growth Fund
Class I
Based on Actual Fund Return	1.04%	$1,000	$1,046	$5.35
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.28
Class S
Based on Actual Fund Return	1.24%	$1,000	$1,044	$6.37
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.29
AMG TimesSquare International Small Cap Fund
Class I
Based on Actual Fund Return	1.06%	$1,000	$1,011	$5.36
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.38
Class S
Based on Actual Fund Return	1.30%	$1,000	$1,009	$6.56
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.60

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Small Cap Growth Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns.

THE YEAR IN REVIEW

For the year ended December 31, 2016, the Fund’s (Class I)1 returned 8.5%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 11.3%.

The year closed with far more than a mere bang. After one of the worst January monthly returns in recent memory, the global equity markets recovered in fits and starts. The broad U.S. equity indices led the way with 12% to 13% gains for 2016, though small capitalization stocks climbed by more than 20%2. Overseas developed markets posted modest increases while Emerging Markets rebounded from weakness in 2015 with an 11% return this year3.

In the U.S., the tumultuous Presidential election concluded and led to seismic shifts in the markets. Weak returns in October were followed by strong results in November and December for the U.S. equity markets, while overseas developed and Emerging Markets fared less well. Overall, the broad U.S. equity indices gained about 4%, though results from small and microcap stocks more than doubled that. There were significant post-election gains for riskier stocks — as measured by beta (sensitivity to market movements), cyclical industries, inflation-sensitive areas and domestically-focused companies.

Beyond the political upheaval in the U.S., global economies continued on their prior trajectories.

China’s manufacturing activity increased at a stable level and, despite the potential negative impact of June’s Brexit vote, the Euro Zone’s GDP showed slight growth for the third quarter. In the U.S. the initial measure of third-quarter GDP growth was the strongest reading in two years, with subsequent positive adjustments to a final measure of 3.5% — each time better than expected. On the monetary policy front, the European Central Bank announced in December that its monthly bond buying would continue well into 2017, though the pace of this stimulus program would slow after the first quarter. Meanwhile the U.S Federal Reserve (the Fed) increased interest rates for the first time in 2016, and only the second time since it began cutting rates in 2007, by 25 basis points to a target range of 0.50% — 0.75%. Fed officials also signaled that there may be three further 25-basis point increases in 2017.

Aside from equities, commodity prices rose sharply in the fourth quarter, including those of oil and natural gas, which had their best annual gains in years. Oil prices received a boost in December from OPEC’s agreement to curtail production by a greater-than-expected margin, and natural gas was energized by the cold weather in the fourth quarter. Also increasing was the U.S. Dollar’s value and the yield on 10-year Treasury notes —with the latter approaching 2.5%, in part based on expectations regarding the new administration’s potential fiscal and regulatory activities.

Across U.S. stocks, returns flowed in different directions and generally 2016 was the reverse of 2015. In the fourth quarter, as well as for the calendar year, there was a preference for small vs. large along the market capitalization spectrum, and for value vs. growth among styles. Within small-to-mid-capitalization growth stocks for the year, materials & processing and producer durables were strong performing sectors while health care stocks — especially the biotechnology industry — lagged. Also, during the year there were notable preferences for stocks with lower valuations — as defined by their price/earnings ratios; higher quality — as defined by their return on equityand lower rates of earnings and sales growth.

Amidst this environment, the Fund underperformed the Russell 2000® Growth Index for the year. Relative weakness was found in consumer discretionary, consumer staples, financial services, materials & processing and producer durables. Health care, technology and utilities were areas of strength for the Fund.

In consumer discretionary, Monro Muffler Brake, Inc. is focused on automotive repair services including brakes, tires, exhaust systems, suspensions and steering/alignment. Its shares lost (13)% for the year. Results were below estimates with lower-than-expected same store sales. This was partly attributable to the impact of Hurricane Matthew on a number of their East Coast locations. Management commented the consumer spending environment has been weak, as evidenced by softness in core maintenance, brakes and wheel alignments. Performance Sports Group Ltd. produces performance sports equipment, related apparel and accessories for ice hockey, roller hockey, lacrosse, baseball and softball under brand names including Bauer, Maverik and Combat. Management’s preannouncement of a large miss to consensus estimates and lowered forward guidance caused Performance Sports Group’s shares to tumble (67)%. We decided to close our position during the first quarter, due to reduced confidence in management’s ability to forecast their business and navigate these issues. G-III Apparel Group Ltd., a men’s and women’s apparel company, dropped (37)%. Their brands include Wilsons Leather, G.H. Bass, Calvin Klein, Sean John, Kenneth Cole, Cole Haan, Tommy Hilfiger and Jones New York. The market reacted negatively to G-III’s acquisition of Donna Karan International and its associated brands. The stock suffered a further mark-down after missing revenue projections due to weakness in their outwear business. Burlington Stores, Inc. is an off-price retailer of apparel, home and baby products in the U.S. and Puerto Rico, with branded stores including Burlington Coat Factory and Cohoes Fashions. Burlington’s shares were marked up by 95% due to strong results. The abundance of merchandise available in the retail marketplace has created buying opportunities for Burlington. Cable One Inc. owns and operates cable systems that provide video, data and voice services. They operate across 19 Western,

4

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

Midwestern and Southern states. Their shares jumped 45% during the year on solid results driven by its residential broadband and business services. Mattress Firm Holding Corp. is a retailer of specialty and conventional mattresses, as well as related products, furniture and accessories. The stock surged ahead on news that Steinhoff International was acquiring Mattress Firm at a substantial premium to its then-current stock price. We liquidated the position during the third quarter and booked the 42% gain during the year.

Within consumer staples, Diplomat Pharmacy Inc. operates a specialized pharmacy business offering prescriptions, infusion therapy, patient care and benefits coordination. Results fell short of estimates. The two key factors were a larger-than-expected slowdown in Hepatitis C drug sales as well as higher network and compliance fees paid by pharmacies to pharmacy benefit managers. Diplomat management’s preliminary guidance for 2017 was well below the consensus. We liquidated the position in the fourth quarter and the stock fell (58)% during the year for the time it was held. United Natural Foods Inc. is a distributor of natural, organic and specialty foods in the United States and Canada. During the second quarter, we exited the position on the strength of its 14% rise. Management noted continued competitive pricing pressures and the shift in the mix of sales towards lower-margin products.

In the financial services sector, exchange-traded fund (ETF) asset manager and sponsor WisdomTree Investments, Inc. experienced a (38)% retreat for the year. They have a focus on smart beta ETFs across multiple asset classes. Assets under management declined, partly due to lower market interest in this ETF manager’s international hedged products. These have greater appeal when a specific country or region’s currency is in decline. Blackhawk Network Holdings Inc. offers a range of prepaid gift, telecom and debit cards. A number of their supermarket customers were slow to comply with the chip-enabled EMV (Europay, MasterCard and Visa) fraud-prevention technology. This resulted in reduced sales of high-value, prepaid open loop cards. Investors were disappointed with this news and the stock traded down (19)%. Management recently indicated these U.S. retail clients are currently on track with these important technology upgrades. WEX Inc. provides business payment processing and information management solutions for commercial and government fleets, as well as payment processing solutions for brand stores, government departments and service organizations. Their stock climbed 26% after reporting strong results driven by sold revenue growth in the fleet segment. We believe WEX is well-positioned to benefit from the ongoing consolidation in the fleet and fuel card industry. Integration of the recently acquired Electric Funds Source business is progressing well. This deal further diversifies the company’s earnings and reduces its exposure to fuel price fluctuations. Amerisafe Inc., a workers compensation insurance provider, advanced 30%. The company has benefited from lower claim frequency and lower-average severity of claims that resulted in solid operating performance. Amerisafe has superior claims management and proactively works with clients to implement safety measures. They utilize conservative accounting by over-reserving for potential insurance claims.

Within materials & processing, NN Inc. manufactures high-precision bearing components, industrial plastic products and metal components to various markets worldwide. We exited the position during the first quarter due to weaker end-market demand for their products, and their shares fell (15)% during the time we held it in 2016. RBC Bearings Inc., a best-in-class producer of bearings and components, surged ahead 44%. Their key markets are industrials and aerospace. While the industrial business has been stable, aerospace has been the growth engine.

In producer durables, the potential for massive changes to the Affordable Care Act (ACA) from the incoming administration impacted a number of our holdings. Advisory Board Co. offers best-practices research and advice to the health care and higher education industries. The tone around the company’s education business remains positive, with that business growing at a mid-teens pace. Hospitals, however, cautiously pared back on spending throughout the year due to uncertainty related to the ACA. Shares of Advisory suffered a decline of (33)%. Huron Consulting Group Inc., a provider of operational and financial consulting services, lost (15)%. The company’s education, life sciences and business advisory segments reported better-than-expected results. This was offset by challenges in health care caused by a curtailment of hospital spending as they also await clarity on ACA. On Assignment Inc. is a supplier of permanent and temporary staffing services. Their main areas of focus are technology, health care and life sciences. The stock slid (2)% amid weakness in the staffing industry and global macroeconomic concerns. WageWorks Inc. offers pre-tax, consumer-directed benefits such as health savings accounts, flexible spending programs and commuter reimbursement. The stock scored a 60% gain with solid organic growth and improved operational execution driving bottom-line results. WageWorks announced the federal Office of Personnel Management and the U.S. Post Office as new customers. Albany International Corp. is a leading provider of paper machine clothing and highly-engineered composite parts for the aerospace industry. Albany is a component supplier to the LEAPx engine for the Boeing 737max and Airbus A320neo airplanes. These engines are lighter and more fuel efficient. Its shares ascended 29% for the year as production moves forward.

Within health care, PRA Health Sciences Inc. is a contract research organization offering outsourced clinical development services to the biotechnology and pharmaceutical industries. Its stock improved 22% as results surpassed estimates. New business bookings and backlog were both up from first-quarter levels. Surgical Care Affiliates, Inc. owns and operates a network of multi-specialty ambulatory surgery centers and surgical hospitals in the U.S. Surgical Care is capitalizing on the secular shift to outpatient centers and the move to value-based care. The company added 20 new facilities this year and entered into partnerships that are designed to drive patient volume growth. Surgical Care’s stock rose 16%. In January 2017, Surgical Care Affiliates agreed to be acquired by UnitedHealth Group. Press Ganey Holdings, Inc. provides patient and caregiver experience measurement, data analytics, benchmarking and strategic advisory services to hospitals and medical practices. The secular shift towards value-based care is expected to help drive demand for Press Ganey’s products. In August, management announced they had accepted an offer to be acquired by EQT, a Swedish private equity firm. We

5

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

exited the position during the fourth quarter and booked the 27% gain during the time we held it for the year. Inogen Inc. is a medical technology company that produces portable oxygen concentrators for patients with respiratory difficulties. During the year, they generated solid results on a consistent basis. Strong product demand in Europe has led Inogen to build a sales force in that region. Their stock reacted positively to these developments climbing 67%. Seres Therapeutics Inc. is focused on developing biological drugs designed to repair intestinal imbalances of microbiomes and treat conditions such as Crohn’s disease. Their shares tumbled (76)% after the company announced inconclusive phase II clinical trial results for one of its key drug compounds. SER-109 is a bacterial spore ecology that was in trials for preventing Clostridium difficile (C-diff) infections. We liquidated the position during the third quarter on this disappointment. Intra-Cellular Therapies Inc. is a biopharmaceutical company focused on discovering and developing small molecule drugs to treat neuropsychiatric and neurological disorders. Intra-Cellular’s shares plummeted (76)% due to uneven results from a phase III clinical study of ITI-007 for schizophrenia, which may require another trial. Cempra Inc., a clinical-stage pharmaceutical company focused on the development of antibiotics to treat infectious bacterial diseases, dropped (74)%. The company had a drug called Solithromycin in trials for treating community-acquired bacterial pneumonia. While the efficacy profile of the drug was promising, later trial data suggested a potential for an adverse liver impact among the patient population. We exited the position in the fourth quarter due to a lack of faith in management as well as the company’s future prospects. Health and human services company Civitas Solutions Inc. fell (31)%. These services are offered to individuals with cognitive, developmental, behavioral and physical disabilities. They experienced a worse-than-anticipated reimbursement cut in West Virginia, which appears to be an outlier as Civitas indicated the reimbursement environment across all other states remains stable. The stock has been weak since the presidential election due to fears of potential changes to Medicaid through block grants.

Within the technology sector, Demandware, Inc. provides software-as-a-service solutions that help retailers build out their e-commerce sites. After Demandware reported top- and bottom-line results that exceeded consensus estimates, Salesforce.com announced its acquisition of the company in an all-cash deal. Demandware shares soared 38% and we subsequently closed our position. MKS Instruments, Inc., a provider of instruments and subsystems used in the production of semiconductors, climbed 68%. They measure, control, power, monitor and analyze critical parameters of the manufacturing process to improve process performance and productivity. MKS closed its acquisition of Newport Corporation in a deal that is expected to expand MKS’s addressable market and strengthen its presence in the semiconductor, industrial, research and life sciences markets. We closed our investment in Synchronos Technologies Inc. during the first quarter. The company provides cloud solutions and software-based activation for mobile carriers, enterprises, retailers and original equipment manufacturers. Synchronos issued poor guidance due to expected delays in new international business. Of greater concern to us, however, was management’s lack of disclosure regarding the one-time revenue benefit from a Verizon joint venture in fourth-quarter 2015 results. Shares of Synchronous lost (31)% for the time it was held. The Ultimate Software Group Inc. is a provider of web-based payroll and workforce management software solutions. The company reported solid revenue growth in the third quarter and initial 2017 guidance exceeded expectations. They will increase spending on technology and support staff for new customer growth. It does appear the stock’s (7)% decline is attributable to potential ACA changes. In our view, this has been a minor source of revenue growth for the company.

In utilities, West Corporation is a communications company that provides conferencing services, automated customer-call routing, call center services and emergency communication services. Despite reporting results that were ahead of estimates, the loss of a large customer and the company’s high level of debt weighed on West Corp.’s shares and caused a (6)% slide.

Management announced plans to refinance its fixed-income securities at attractive rates and push out the maturities. We sold the stock out of the Fund during the fourth quarter. We added AquaVenture Holdings Limited to the Fund in the fourth quarter. They operate in two separate and distinct water businesses. Their Seven Seas business segment operates nine desalination plants in the Caribbean, accounting for approximately one-third of total Caribbean desalination processing. This business works under long-term contracts serving governments, industrial customers and hotel operators and provides fresh water. Their Quench segment leases point-of-use filtered water systems for 40,000 institutional and commercial customers. The stock was up 19% since it was added.

At the end of 2016, the Fed observed “considerable uncertainty” regarding the impact that future fiscal policies might have on the U.S. economy, which by extension would affect economies and markets globally. However, in our investment experience, the markets have never been a certainty and were always changing. As active managers, we believe that environments with greater changes create more investment opportunities, thus no matter what 2017 brings, we are steadfast that our disciplined bottom-up analysis of business models and management teams should find superior companies. For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2017.

[1]	Prior to October 1, 2016, the Fund’s Class I Shares were known as Institutional Shares.

[2]	S&P and Russell

[3]	MSCI

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

6

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Fund’s Class I (formerly Institutional Class) on December 31, 2006, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2016.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
AMG TimesSquare Small Cap Growth Fund [2,3]
Class I4	8.45%	12.28%	8.95%
Class S4	8.20%	12.07%	8.79%
Russell 2000® Growth Index[5]	11.32%	13.74%	7.76%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits.
[4]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG TimesSquare Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare Small Cap Growth Fund*	Russell 2000® Growth Index
Information Technology	27.6%	24.2%
Industrials	25.7%	16.8%
Consumer Discretionary	13.9%	15.4%
Health Care	12.3%	20.9%
Real Estate	4.3%	5.5%
Energy	3.3%	1.6%
Materials	2.4%	5.2%
Telecommunication Services	2.0%	0.8%
Financials	1.5%	5.7%
Consumer Staples	1.4%	3.1%
Utilities	0.0%	0.8%
Other Assets and Liabilities	5.6%	0.0%
*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
On Assignment, Inc.**	2.4%
j2 Global, Inc.**	2.2
Bright Horizons Family Solutions, Inc.**	2.1
MKS Instruments, Inc.**	2.0
Monro Muffler Brake, Inc.**	2.0
WEX, Inc.**	1.9
Albany International Corp., Class A**	1.9
Kennedy-Wilson Holdings, Inc.	1.7
PRA Health Sciences, Inc.	1.6
WageWorks, Inc.	1.6

Top Ten as a Group	19.4%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—94.4%
Consumer Discretionary—13.9%
Bright Horizons Family Solutions, Inc.*	330,066	$23,111,221
Burlington Stores, Inc.*	74,000	6,271,500
Cable One, Inc.	25,561	15,892,041
Chegg, Inc.*,1	1,100,000	8,118,000
Core-Mark Holding Co., Inc.	12,400	534,068
Global Eagle Entertainment, Inc.*	480,000	3,100,800
Hibbett Sports, Inc.*,1	292,012	10,892,048
IMAX Corp.*,1	492,599	15,467,609
Lithia Motors, Inc., Class A1	113,052	10,946,825
Monro Muffler Brake, Inc.	368,645	21,086,494
Nord Anglia Education, Inc.*,1	435,002	10,135,547
Ollie’s Bargain Outlet Holdings, Inc.*,1	390,174	11,100,450
Sportsman’s Warehouse Holdings, Inc.*,1	550,522	5,169,402
William Lyon Homes, Class A*	425,022	8,088,169
Total Consumer Discretionary		149,914,174
Consumer Staples—1.4%
Inter Parfums, Inc.	195,088	6,389,132
MGP Ingredients, Inc.[1]	174,300	8,711,514
Total Consumer Staples		15,100,646
Energy—3.3%
Gulfport Energy Corp.*	460,042	9,955,309
Matador Resources Co.*,1	367,524	9,467,418
PDC Energy, Inc.*	145,095	10,530,995
WildHorse Resource Development Corp.*,1	424,000	6,190,400
Total Energy		36,144,122
Financials—1.5%
AMERISAFE, Inc.	85,652	5,340,402
ProAssurance Corp.	192,000	10,790,400
Total Financials		16,130,802
Health Care—12.3%
Amedisys, Inc.*	163,020	6,949,543
American Renal Associates Holdings, Inc.*,1	290,004	6,171,285
ARIAD Pharmaceuticals, Inc.*,1	570,000	7,090,800
Civitas Solutions, Inc.*	555,066	11,045,813
Cynosure, Inc., Class A*	185,059	8,438,690
DBV Technologies, S.A., Sponsored ADR*,1	160,028	5,621,784
Dermira, Inc.*	325,118	9,860,829
Endologix, Inc.*,1	840,010	4,804,857
Evolent Health, Inc., Class A*,1	325,212	4,813,138

	Shares	Value
Inogen, Inc.*	155,007	$10,411,820
K2M Group Holdings, Inc.*	375,030	7,515,601
PRA Health Sciences, Inc.*	320,533	17,667,779
Repligen Corp.*	200,000	6,164,000
Surgical Care Affiliates, Inc.*	260,037	12,031,912
Team Health Holdings, Inc.*	325,469	14,141,628
Total Health Care		132,729,479
Industrials—25.7%
The Advisory Board Co.*	400,000	13,300,000
Albany International Corp., Class A	432,517	20,025,537
Allegiant Travel Co.	81,030	13,483,392
AquaVenture Holdings, Ltd.*,1	270,000	6,623,100
Beacon Roofing Supply, Inc.*	260,000	11,978,200
CEB, Inc.	190,695	11,556,117
Clean Harbors, Inc.*	142,500	7,930,125
EMCOR Group, Inc.	130,064	9,203,329
Exponent, Inc.	215,000	12,964,500
Healthcare Services Group, Inc.	310,073	12,145,559
Huron Consulting Group, Inc.*	189,076	9,576,699
ICF International, Inc.*	185,476	10,238,275
KBR, Inc.	600,085	10,015,419
Knight Transportation, Inc.	310,000	10,245,500
Milacron Holdings Corp.*,1	500,000	9,315,000
On Assignment, Inc.*	585,002	25,833,688
Orbital ATK, Inc.	192,018	16,845,739
Proto Labs, Inc.*,1	205,000	10,526,750
RBC Bearings, Inc.*	111,296	10,329,382
Rexnord Corp.*	629,430	12,330,534
TriNet Group, Inc.*	380,656	9,752,407
WageWorks, Inc.*	242,024	17,546,740
Watts Water Technologies, Inc., Class A	85,000	5,542,000
Total Industrials		277,307,992
Information Technology—27.6%
2U, Inc.*	449,575	13,554,686
Blackhawk Network Holdings, Inc.*,1	298,000	11,227,150
Blackline, Inc.*,1	206,200	5,697,306
BroadSoft, Inc.*	195,034	8,045,152
Cardtronics PLC., Class A*	180,004	9,822,818
comScore, Inc.*	180,000	5,684,400
Electronics For Imaging, Inc.*	265,000	11,622,900

The accompanying notes are an integral part of these financial statements. 9

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—27.6% (continued)
Envestnet, Inc.*	470,032	$16,568,628
ExlService Holdings, Inc.*	330,339	16,662,299
Fair Isaac Corp.	130,080	15,508,138
FARO Technologies, Inc.*	158,400	5,702,400
j2 Global, Inc.[1]	290,057	23,726,663
Littelfuse, Inc.	60,005	9,106,959
MACOM Technology Solutions Holdings, Inc.*,1	264,200	12,227,176
MAXIMUS, Inc.	233,060	13,002,417
MKS Instruments, Inc.	361,000	21,443,400
NIC, Inc.	545,019	13,025,954
Paycom Software, Inc.*,1	358,980	16,330,000
Pegasystems, Inc.	200,000	7,200,000
Q2 Holdings, Inc.*	510,002	14,713,558
Science Applications International Corp.	147,033	12,468,398
The Ultimate Software Group, Inc.*	83,705	15,263,607
WEX, Inc.*	180,045	20,093,022
Total Information Technology		298,697,031
Materials—2.4%
PolyOne Corp.	490,068	15,701,779
Summit Materials, Inc., Class A*	441,168	10,495,392
Total Materials		26,197,171
Real Estate—4.3%
HFF, Inc., Class A	530,053	16,034,103
Kennedy-Wilson Holdings, Inc.	895,058	18,348,689
National Storage Affiliates Trust—REIT	535,000	11,807,450
Total Real Estate		46,190,242
Telecommunication Services—2.0%
Cogent Communications Holdings, Inc.	265,082	10,961,141
Shenandoah Telecommunications Co.	380,000	10,374,000
Total Tele- communication Services		21,335,141
Total Common Stocks
(cost $761,852,504)		1,019,746,800

	Principal Amount	Value
Short-Term Investments—12.8%
Repurchase Agreements—7.8%[2]
Citigroup Global Markets, Inc., dated 12/30/16, due 01/03/17, 0.530% total to be received $20,085,917 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17 - 01/01/47, totaling $20,486,429)	$20,084,734	$20,084,734
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $20,085,894 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49, totaling $20,486,429)	20,084,734	20,084,734
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $4,227,244 (collateralized by various U.S. Government Agency Obligations, 0.685% - 2.000%, 10/31/18 - 11/30/22, totaling $4,311,550)	4,227,009	4,227,009
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $20,085,850 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66, totaling $20,486,430)	20,084,734	20,084,734
State of Wisconsin Investment Board, dated 12/30/16, due 01/03/17, 0.650% total to be received $20,086,185 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 04/15/18 - 02/15/46, totaling $20,595,067)	20,084,734	20,084,734
Total Repurchase Agreements		84,565,945

	Shares
Other Investment Companies—5.0%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	53,456,679	53,456,679
Total Short-Term Investments (cost $138,022,624)		138,022,624
Total Investments—107.2% (cost $899,875,128)		1,157,769,424
Other Assets, less Liabilities—(7.2)%		(77,876,314)
Net Assets—100.0%		$1,079,893,110

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Mid Cap Growth Fund (the Fund) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (TimesSquare), uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations within the range of the Russell Midcap® Growth Index (the Index), the Fund’s benchmark.

THE YEAR IN REVIEW

For the year ended December 31, 2016, the AMG TimesSquare Mid Cap Growth Fund (Class I)1 returned 7.5%, while its benchmark, the Russell Midcap® Growth Index, returned 7.3%.

The year closed with far more than a mere bang. After one of the worst January monthly returns in recent memory, the global equity markets recovered in fits and starts. The broad U.S. equity indices led the way with 12% to 13% gains for 2016, though small capitalization stocks climbed by more than 20%2. Overseas developed markets posted modest increases while Emerging Markets rebounded from weakness in 2015 with an 11% return this year3.

Beyond the seismic political changes in the U.S. and Europe, global economies continued on their prior trajectories. China’s manufacturing activity increased at a stable level, and despite the potential negative impact of June’s Brexit vote, the Euro Zone’s gross domestic product (GDP) showed slight growth for the third quarter. In the U.S., the initial measure of third-quarter GDP growth was the strongest reading in two years, with subsequent positive adjustments to a final measure of 3.5%4 — each time better than expected. On the monetary policy front, the European Central Bank announced in December that its monthly bond buying would continue well into 2017, though the pace of this stimulus program would slow after the first quarter.

Meanwhile, the U.S. Federal Reserve (the Fed) increased interest rates for the first time in 2016, and only the second time since it began cutting rates in 2007, by 25 basis points to a target range of 0.50% — 0.75%. Fed officials also signaled that there may be three further 25-basis point increases in 2017.

Aside from equities, commodity prices rose sharply, including those of oil and natural gas, which had their best annual gains in years. Oil prices received a boost in December from OPEC’s agreement to curtail production by a greater-than-expected margin, and natural gas was energized by the cold weather in the fourth quarter. Also increasing was the U.S. Dollar’s value and the yield on 10-year U.S. Treasury notes — with the latter approaching 2.5%, in part based on expectations regarding the new administration’s potential fiscal and regulatory activities.

Across U.S. stocks, returns flowed in different directions and generally 2016 was the reverse of 2015. For the calendar year, there was a preference for small vs. large along the market capitalization spectrum, and for value vs. growth among styles. Within small-to-mid-capitalization growth stocks for the year, producer durables and materials & processing were the best performing sectors while health care — especially the biotechnology industry — and consumer staples stocks lagged. Also during the year there were notable preferences for stocks with higher quality — as defined by their return on equity —and lower rates of earnings and sales growth.

In this environment, the Fund outperformed the Index for 2016. During the year there were challenges from the technology sector and mixed results from producer durables and utilities. That was more than offset by better results from the energy, consumer staples, materials & processing, health care, consumer discretionary and financial services sectors.

The technology sector was the weakest area of the Fund for the year. While this was one of the better performing economic segments in the market, our largest position in the sector, SBA Communications, declined by (2)%. The share price for this owner and operator of wireless communications towers was fairly stable until it slipped following

November’s election. After that, there were increased expectations for higher interest rates, which weighed on SBA given its high-leverage levels. However, nearly 80% of the company’s debt had fixed rates and there was ample free cash flow to address any potential increased interest expense from its variable rate debt. Additionally, market speculation amplified regarding a possible merger of Sprint with T-Mobile, and some investors were concerned that such a deal would result in a net lower use of wireless towers. In September we initiated a position in Tyler Technologies, which handles outsourced billing and filing functions for over 14,000 local government entities. We have owned Tyler for several years in our smaller capitalization strategies and, more recently, as the company grew it extended its service offerings that should increase its ability to cross sell new services to existing clients, as well as gain new ones.

However, later in the year Tyler’s management reported that a few large court system deals faced contract signing delays, and there were reports of implementation difficulties with a California-based client. In our view, the former merely delayed the recognition of the revenue from those deals by a quarter, and the latter was an isolated incident, as Tyler has 18 other counties in California using its systems without any issues. As its price declined by (17)% from our initial purchase, we continued to build our position since we believed Tyler’s pipeline remained compelling, and the company continued to generate strong free cash flow. Far more satisfying was the 30% gain for Amphenol Corporation, which produces electrical, electronic and fiber optic cables and connectors. Early in the year we added to our position and, in each of its quarterly reports, Amphenol exceeded expectations for revenues and earnings, even after increasing its full-year guidance twice. Part of the credit came from the recently-acquired connector company FCI Asia, which has led to higher levels of earnings accretion for Amphenol than previously expected.

Results were mixed in the producer durables sector. One example was varied performance for the commercial real estate data and analytics provider CoStar Group. Beginning the year with strong prior-quarter results, CoStar’s share price pulled back on its management’s cautious outlook

11

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

for 2016. When the company bested expectations in the subsequent quarter, thanks in part to growing strength from its multifamily operations for apartments, CoStar’s price rebounded and we trimmed the position on that strength. Finally, toward the end of the year, CoStar reported better-than-expected earnings on inline revenues, although management indicated that 2017’s revenue growth from the Apartments segment would slow as that sales force was reorganized. Also in CoStar’s guidance for 2017, gross margins were expected to remain constant whereas they had been expected to increase. In both cases, we believed management was investing for future growth — which they have in the past for the betterment of the company — but the market penalized CoStar’s stock and it ended 2016 down (9)%. Steadier results came from Copart, Inc., which provides a range of auction, salvage and remarketing services to process and sell vehicles. Regularly exceeding expectations throughout the year, Copart benefited from increases in the levels and severities of automobile accidents, leading to greater volumes for Copart. Management also indicated that positive trends could continue with the mid-year gain of Farmers Insurance as a client and continued market share growth at the expense of competitors. That lifted Copart’s price by 46% and we trimmed the position later in the year.

Portfolio power also arose from the utilities sector. Although we have rarely had exposure to this small segment of the growth investment universe, we added two positions this year. In March we bought Level 3 Communications, an internet protocol-based carrier that provides local, national and global communications services, primarily broadband. That particular industry had seen consolidation and, while broadband demand remained high, pricing had become less competitive, which led to strengthening margins. At the end of October it was reported — later confirmed — that CenturyLink would acquire Level 3, and we exited our position with a gain while we held it. In July we initiated a position in Zayo Group, a telecommunications infrastructure company that provides network fiber for predetermined carriers and additional fiber for future sales. Zayo’s subsequent quarterly earnings were slightly better than expected and even though revenues lagged with a lower level of new installations, the rate of future bookings grew higher than expected. That lifted Zayo’s price by 18% since we first bought it.

The gain in the underlying commodity prices propelled our energy sector holdings, such as Cimarex Energy, an exploration and production company with oil and gas operations in the Permian Basin of western Texas and the Anadarko Basin of western Oklahoma. We added Cimarex to the Fund in late January and since that time its price climbed 78% through the end of the year. The company repeatedly exceeded estimates for its production levels, which led to better-than-expected earnings in the second and third quarters. While production levels missed expectations in the fourth quarter, that appeared to be more of a timing issue than an execution concern, and its shares rebounded with increased natural gas prices.

Shifting to the grocery aisles in the consumer staples sector, we started a new position in Sprouts Farmers Markets and sold WhiteWave Foods. Sprouts Farmers Markets is a specialty grocer offering fresh, natural and organic food at affordable prices, primarily across the Southwest. We have owned Sprouts in the past and its stock had sold off on concerns that revenue growth would slow because of agricultural price deflation. There were some initial indications of that changing for Sprouts, though the inertia continued to push its price down (19)% as we built the position. Much healthier was the 43% gain for WhiteWave Foods, which markets plant-based beverages and foods with brands such as Silk, So Delicious, Horizon Organic, Alpro and Earthbound Farm. We added to our position early in the second quarter with the belief that new product innovation and improving year-on-year comparisons were not reflected in either its stock price or the prevailing consensus. That proved prescient when WhiteWave later reported revenues and earnings that bested expectations, and management raised its full-year guidance for both. Past sales declines for Earthbound had stabilized and overall sales growth in the Americas was higher than expected, which boosted WhiteWave’s stock. Then, in July, Danone SA announced an agreement to acquire WhiteWave at a premium to the then-prevailing stock price and we exited our position shortly thereafter.

Another area of strength was the materials & processing sector with our position in Martin Marietta Materials and its 63% gain, which made it the Fund’s greatest contributor for the year. Supplying aggregates and other building materials to the construction industry, we had begun buying Martin Marietta at the end of 2015 and continued adding to the position at the start of 2016. The company’s shares began the year climbing after management’s bullish comments on pricing and volume growth for aggregates in anticipation of infrastructure and nonresidential demand during the year. Four large infrastructure projects were underway at the time, an indication of improved spending on the federal and state level. The share price pulled back in the early fall when poor weather across the Southwest, especially rain and unusually high heat in Texas, delayed some construction projects for Martin Marietta’s clients. However, demand in those areas continued to be strong and we viewed that weakness as transitory, so we added to the position. After November’s election, expectations rose for greater federal spending on infrastructure, and we trimmed Martin Marietta’s position during its sharp gain.

The health care sector also provided the Fund a beneficial shot in the arm. In part, that was caused by our general avoidance of the biotechnology and pharmaceutical industries, which posted declines of (13)% and (15)%, respectively. One exception to that downdraft was the 69% gain for Medivation, Inc., a biotechnology developer of cancer treatments. In the spring, Medivation was approached by Sanofi as an acquisition target. That overture was rebuffed, though Medivation’s shares climbed on the likelihood the company would be acquired. Meanwhile, Medivation reported positive trial results for its Xtandi drug - currently approved to treat prostate cancer - to also treat breast cancer. In August, the company agreed to be acquired by Pfizer and we subsequently exited the position following the resulting price climb. Less healthy were the results from the branded and generic pharmaceutical company Endo International. At the start of the year, Endo reported disappointing results, particularly from its generics business that faced

12

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

increasing volume and pricing pressures. With its forward guidance also curtailed, we decided to exit the position, which had fallen (50)% since the start of the year, in March. Another detractor from performance was the kidney dialysis provider DaVita Inc. with an (8)% showing. The year began well, with two quarters of better-than-expected results following strong patient growth, improving revenue per treatment and new joint ventures overseas. That pace weakened later in the year when all dialysis providers were under pressure on concerns related to changes in ACA Health Care Exchange reimbursements. In late October, DaVita announced it would cease supporting patient applications to a charity’s program to help Medicaid patients pay their ACA insurance premiums — a program that also shifted the reimbursements for those patients from the lower Medicaid rates to the higher commercial insurance rates. In our view, the market’s negative reaction overstated the potential impact on DaVita’s earnings. The company’s management later discussed and quantified what that potential impact could be, which led to a partial rebound in DaVita’s share price. During the year, we purchased shares in Patheon NV, which rose 24% since we began buying it in July. A contract manufacturing organization, Patheon provides services for a diversified mix of more than 400 pharmaceutical and biotechnology medicine developers across the globe. Working with its clients in a close, collaborative fashion, Patheon supports all stages of a medicine’s development including advanced formulation, manufacturing, commercial production and packaging.

There was a range of consumer discretionary influences on the Fund, though on balance the sector was beneficial. Serving up a 43% gain was Domino’s Pizza, the pizza delivery company, with an operational emphasis on better technology and supply chain management. Nearly quarter by quarter Domino’s successfully increased same store sales domestically and overseas, partly the result of investments in new technology for customer engagement. Slipping by (25)% was the designer and manufacturer of men’s and women’s basic apparel Hanesbrands Inc. Early in the year, Hanesbrands shares were challenged by the unusually warm 2015-2016 winter weather that slowed active wear sales. Later, overall apparel market weakness caught Hanesbrands in a general downdraft and we added to our position. At the end of the year, Hanesbrands shares retreated on concerns that changes to U.S. federal corporate tax policy might adversely affect it. With a significant share of its profits and manufacturing occurring outside the U.S., Hanesbrands could see an increase in its corporate tax rate, but with so many potential policies being floated, the market seemed to react in an overly negative fashion. At the start of the year, we began to exit our position in BorgWarner Inc., a supplier of engineered automotive systems, primarily for powertrain applications. Management had given muted guidance ahead of the Detroit Auto Show. That was the result of challenges in the Chinese market and lower near-term sales to Volkswagen following their diesel emissions scandal. While none of BorgWarner’s equipment was implicated with the diesel engine issues, we felt the combined headwinds were too great in the near term. We sold our remaining shares in February at a (27)% loss for the partial year. Another short-term negative impact on the Fund was the (28)% decline from Signet Jewelers which, in addition to the namesake brand and recently acquired Zales, also operates Kay, Jared’s and Piercing Pagoda. We initiated the position in January with the appreciation for how Signet differentiated its offerings by price and customer demographic. Jewelry store sales have also survived the online threats from Amazon and Blue Nile, and we were especially attracted to Signet’s own credit card and in-house financing. However, over the summer Signet’s management discussed plans to divest the credit business. Without it, Signet may see sales fall as fewer customers might be able to get credit from an outside vendor to buy jewelry. Absent one of the key legs of our investment thesis, Signet’s price declined and we sold the position at a loss. While warmer weather added to Hanesbrands challenges earlier in the year, it was a boon for Pool Corporation, the wholesaler of swimming pool supplies, equipment and related products. Pool’s first-quarter sales were well ahead of plan and management raised its guidance for the remainder of the year. During the more important summer months, as well as in the fall, Pool again bested expectations and increased its guidance. As its price climbed 31% for the year, we trimmed our position.

Lastly, there were positive impacts from our financial services holdings. During the year, the property and casualty insurer and reinsurer Allied World Assurance gained 46%. Initially Allied’s price stumbled in February on weaker-than-expected earnings because the company needed to strengthen reserves for its health care business. Other areas showed strength and we added to the position then. In October, speculation of a potential acquisition offer bid up Allied’s share price. Other property and casualty insurers and reinsurers had been acquisition targets recently, which may herald a period of consolidation in that industry. That proved prescient when, later in December, Allied announced that it agreed to be acquired by Fairfax Financial, and as its price climbed we trimmed the position, ultimately exiting after year-end. In May, we initiated a position in SVB

Financial, which climbed 79% through the end of the year, leading us to trim back the position later. The parent of Silicon Valley Bank focuses on serving venture capital and private equity clients. Over the summer, SVB reported earnings that topped expectations following solid average loan growth and strong venture capital and private equity investment fund gains. The November election results also boosted the banking industry, as the market expressed the expectations that Dodd-Frank and related industry regulations would be loosened. Specific to SVB, its later quarterly revenues, net interest margin growth and earnings were better than expected. SVB’s loan credit quality had improved markedly, which allowed for lower provisions for losses. Additionally, SVB Capital — its venture capital investment operation — realized a greater-than-expected level of investment income. A weaker experience arose from Alliance Data Systems, which became the Fund’s greatest detractor for 2016. The provider of transaction services, credit services and marketing services declined sharply at the beginning of the year when its quarterly results were curtailed by a weak Canadian Dollar affecting its Air Miles operations, and a 50-basis point

13

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

increase in charge-offs for its private-label credit card business. While the latter had been telegraphed in advance by management and represented normalization to long-term trends, it seemed to take some investors by surprise. Over the summer, Alliance’s shares rebounded when its business units reaccelerated growth, which led management to increase its full year guidance. Then, in the fall, Alliance expanded its agreement with Williams-Sonoma to add the namesake brand’s credit card to its current management of the company’s Pottery Barn and West Elm branded cards. So, while its price recovered in the second half of 2016, Alliance still posted a (17)% loss for the year. Another position with a poor start to the year was the commercial real estate management and investment services provider CBRE Group. We first began buying CBRE in late 2015 as its business model shifted from transactional, capital markets activity to emphasizing contractual, recurring revenue operations. That shift and surrounding market misperceptions led to a selloff in its shares that continued into early 2016 as we continued to build the position. Late in the year, CBRE’s price recovered following the company’s annual outlook presentation. During that day, CBRE’s management made the case for increased market share gains — since while it was a market leader the company had no more than 10% of the global market for each of its business lines — and for the secular trends that would further support its growth despite the short-term market volatility. For the year, CBRE netted a (9)% return. Moving back to the positive side of the ledger was a 45% gain for Assured Guaranty. The financial guarantor for municipal debt benefited significantly after November’s election, since the newly elected governor of Puerto Rico previously indicated support and a willingness to work with the island’s creditors. That lifted Assured, since it guaranteed a significant portion of Puerto Rico’s debt and fears of default had clouded its future previously.

At the end of 2016, the Fed observed

“considerable uncertainty” regarding the impact that future fiscal policies might have on the U.S. economy which, by extension, would affect economies and markets globally. However, in our investment experience, the markets have never been a certainty and were always changing. As active managers, we believe that environments with greater changes create more investment opportunities, thus no matter what 2017 brings, we are steadfast that our disciplined bottom-up analysis of business models and management teams should find superior companies. For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2017. As always, please feel free to contact us if you have any questions.

[1]	Prior to October 1, 2016, the Fund’s Class I Shares were known as Institutional Shares.
[2]	S&P and Russell
[3]	MSCI
[4]	Bureau of Economic Analysis

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of 12/31/16 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Fund’s Class I (formerly Institutional Class) on December 31, 2006, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG TimesSquare Mid Cap Growth Fund[2,3]
Class I4	7.53%	13.10%	7.90%
Class S4	7.26%	12.86%	7.69%
Russell Midcap® Growth Index[5]	7.33%	13.51%	7.83%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[4]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[5]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare Mid Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare Mid Cap Growth Fund*	Russell Midcap® Growth Index
Information Technology	22.4%	21.9%
Industrials	20.9%	14.9%
Consumer Discretionary	14.8%	23.6%
Health Care	11.2%	15.0%
Financials	10.6%	5.5%
Materials	5.6%	5.2%
Telecommunication Services	5.1%	0.5%
Consumer Staples	3.2%	7.3%
Real Estate	1.7%	4.7%
Energy	1.7%	1.4%
Other Assets and Liabilities	2.8%	0.0%

*As	a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
SBA Communications Corp., Class A**	4.1%
DaVita Inc.**	3.4%
Equifax, Inc.**	2.4%
Alliance Data Systems Corp.**	2.3%
O’Reilly Automotive, Inc.**	2.3%
Global Payments, Inc.	2.0%
Nielson Holdings PLC**	2.0%
Amdocs, Ltd.**	1.9%
Dollar Tree, Inc.	1.9%
Gartner, Inc.**	1.8%

Top Ten as a Group	24.1%

**Top	Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—14.8%
Dollar Tree, Inc.*	442,200	$34,128,996
Domino’s Pizza, Inc.	134,200	21,370,008
Expedia, Inc.	154,600	17,513,088
Foot Locker, Inc.	253,800	17,991,882
Hanesbrands, Inc.	925,200	19,956,564
O’Reilly Automotive, Inc.*	152,000	42,318,320
Pool Corp.	189,000	19,720,260
Ross Stores, Inc.	367,100	24,081,760
ServiceMaster Global Holdings, Inc.*	517,775	19,504,584
Tempur Sealy International, Inc.*,1	221,950	15,154,746
Tractor Supply Co.	252,000	19,104,120
Wyndham Worldwide Corp.	274,000	20,925,380
Total Consumer Discretionary		271,769,708
Consumer Staples—3.2%
Brown-Forman Corp., Class B1	405,125	18,198,215
Church & Dwight Co., Inc.	498,600	22,033,134
Sprouts Farmers Market, Inc.*	963,600	18,231,312
Total Consumer Staples		58,462,661
Energy—1.7%
Cimarex Energy Co.	109,600	14,894,640
Range Resources Corp.	466,100	16,015,196
Total Energy		30,909,836
Financials—10.6%
Allied World Assurance Co. Holdings AG	197,900	10,629,209
Apollo Global Management LLC, Class A	1,053,675	20,399,148
Assured Guaranty, Ltd.	709,600	26,801,592
Nasdaq, Inc.	282,200	18,941,264
The Progressive Corp.	734,215	26,064,632
RenaissanceRe Holdings, Ltd.	184,200	25,091,724
S&P Global, Inc.	287,675	30,936,570
Signature Bank*	120,500	18,099,100
SVB Financial Group*	109,600	18,813,936
Total Financials		195,777,175
Health Care—11.2%
Bio-Rad Laboratories, Inc., Class A*	86,400	15,748,992
Boston Scientific Corp.*	876,700	18,963,021
Centene Corp.*	334,000	18,874,340

	Shares	Value
DaVita, Inc.*	964,600	$61,927,320
Henry Schein, Inc.*	90,400	13,714,584
Patheon NV*	556,100	15,965,631
Premier, Inc., Class A*	750,600	22,788,216
Universal Health Services, Inc., Class B	224,300	23,861,034
Vertex Pharmaceuticals, Inc.*	203,400	14,984,478
Total Health Care		206,827,616
Industrials—20.9%
AerCap Holdings N.V.*	586,300	24,395,943
AMETEK, Inc.	523,300	25,432,380
Avis Budget Group, Inc.*	575,300	21,102,004
Copart, Inc.*	304,900	16,894,509
Equifax, Inc.	372,200	44,005,206
Genesee & Wyoming, Inc., Class A*	276,700	19,205,747
Hexcel Corp.	394,500	20,293,080
Hubbell, Inc.	188,100	21,951,270
JB Hunt Transport Services, Inc.	243,800	23,665,666
L-3 Communications Holdings, Inc.	197,300	30,011,303
Lincoln Electric Holdings, Inc.	183,550	14,072,779
Nielson Holdings PLC	879,400	36,890,830
Ryanair Holdings PLC, Sponsored ADR*	306,800	25,544,168
TransDigm Group, Inc.	76,500	19,045,440
Verisk Analytics, Inc.*	232,850	18,900,434
WABCO Holdings, Inc.*	221,400	23,501,610
Total Industrials		384,912,369
Information Technology—22.4%
Alliance Data Systems Corp.	189,000	43,186,500
Amdocs, Ltd.	586,300	34,151,975
Amphenol Corp., Class A	356,100	23,929,920
Booz Allen Hamilton Holding Corp.	717,800	25,891,046
CoStar Group, Inc.*	88,400	16,662,516
Dolby Laboratories, Inc., Class A	445,600	20,136,664
Electronic Arts, Inc.*	219,200	17,264,192
Fidelity National Information Services, Inc.	298,650	22,589,886
FleetCor Technologies, Inc.*	139,400	19,727,888
Gartner, Inc.*	326,000	32,948,820
Global Payments, Inc.	543,700	37,738,217
NXP Semiconductors N.V.*	180,800	17,720,208
Open Text Corp.	225,000	13,907,250

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—22.4% (continued)
SS&C Technologies Holdings, Inc.	654,800	$18,727,280
Tyler Technologies, Inc.*	112,500	16,061,625
Vantiv, Inc., Class A*	421,900	25,153,678
Xilinx, Inc.	438,000	26,442,060
Total Information Technology		412,239,725
Materials—5.6%
Ecolab, Inc.	203,150	23,813,243
Martin Marietta Materials, Inc.	134,200	29,729,326
RPM International, Inc.	427,400	23,006,942
Sealed Air Corp.	569,825	25,835,866
Total Materials		102,385,377
Real Estate—1.7%
CBRE Group, Inc., Class A*	1,013,600	31,918,264
Telecommunication Services—5.1%
SBA Communications Corp., Class A*	728,700	75,245,562
Zayo Group Holdings, Inc.*	580,800	19,085,088
Total Telecommunication Services		94,330,650
Total Common Stocks (cost $1,206,710,723)		1,789,533,381
	Principal Amount
Short-Term Investments—3.6%
Repurchase Agreements—0.9%[2]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $3,843,309 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17 - 01/01/47, totaling $3,919,945)	$3,843,083	3,843,083
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $3,843,305 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49,totaling $3,919,945)	3,843,083	3,843,083

	Principal Amount	Value
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $808,844 (collateralized by various U.S. Government Agency Obligations, 0.685% - 2.000%, 10/31/18 - 11/30/22,totaling $824,975)	$808,799	$808,799
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $3,843,297 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66,totaling $3,919,945)	3,843,083	3,843,083
RBC Dominion Securities, Inc., dated 12/30/16,due 01/03/17, 0.520% total to be received $3,843,305 (collateralized by various U.S. Government Agency Obligations, 0.875% - 7.000%, 02/13/17 - 01/01/47, totaling $3,919,945)	3,843,083	3,843,083
Total Repurchase Agreements		16,181,131

	Shares
Other Investment Companies—2.7%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	30,732,472	30,732,472
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.44%	20,164,171	20,164,171
Total Other Investment Companies		50,896,643
Total Short-Term Investments (cost $67,077,774)		67,077,774
Total Investments—100.8% (cost $1,273,788,497)		1,856,611,155
Other Assets, less Liabilities—(0.8)%		(14,939,957)
Net Assets—100.0%		$1,841,671,198

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare International Small Cap Fund (the Fund) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small capitalization companies located outside the United States.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Magnus Larsson and Robert Madsen, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of business models and valuation discrepancies, enable the team to build a diversified portfolio of international small cap stocks with the potential to generate superior risk-adjusted returns. When selecting international small cap stocks, TimesSquare utilizes a research-intensive approach to identify international small cap stocks which it believes have the greatest potential to achieve price appreciation over a 12-to-18-month horizon.

THE YEAR IN REVIEW

For the year ended December 31, 2016, the Fund’s (Class I)1 returned (0.3)%, while its benchmark, the MSCI EAFE Small Cap Index (the “Index”), returned 2.2%.

The year closed with far more than a mere bang. After one of the worst January monthly returns in recent memory, the global equity markets recovered in fits and starts. The broad U.S. equity indices led the way with 12% to 13% gains for 2016, though small capitalization stocks climbed by more than 20%2. Overseas developed markets posted modest 2%-to-7% increases while the Emerging Markets rebounded from weakness in 2015 with an 11% return this year3. Weak returns in October were followed by strong results in November and December for the U.S. equity markets, while overseas developed and Emerging Markets fared less well.

Beyond the political upheaval in the U.S., global economies continued on their prior trajectories. China’s manufacturing activity increased at a stable level and, despite the potential negative impact of June’s Brexit vote, the Euro Zone’s gross domestic product (GDP) showed slight growth for the third quarter. In the U.S., the initial measure of third-quarter GDP growth was the strongest reading in two years, with subsequent positive adjustments to a final measure of 3.5% - each time better than expected4. On the monetary policy front, the European Central Bank announced in December that its monthly bond buying would continue well into 2017, though the pace of this stimulus program would slow after the first quarter. Meanwhile the U.S. Federal Reserve (the Fed) increased interest rates for the first time in 2016, and only the second time since it began cutting rates in 2007, by 25 basis points to a target range of 0.50%-0.75%. Fed officials also signaled that there may be three further 25-basis point increases in 2017.

Aside from equities, commodity prices rose sharply in the fourth quarter, including those of oil and natural gas, which had their best annual gains in years. Oil prices received a boost in December from OPEC’s agreement to curtail production by a greater-than-expected margin, and natural gas was energized by the cold weather in the fourth quarter. Also increasing was the U.S. Dollar’s value and the yield on 10-year Treasury notes - with the latter approaching 2.5%, in part based on expectations regarding the new administration’s potential fiscal and regulatory activities.

Performance Attribution

The Fund underperformed the MSCI EAFE Small Cap Index in 2016. While the Fund had mixed performance in other parts of the globe, Japan was the main area of weakness.

Regional Performance: Europe

France, Spain and the United Kingdom were countries of strength for the Fund in Europe while Denmark, Germany and Italy were weak on a relative basis.

In France, Teleperformance SE, a global leader in call center outsourcing, rose 20%. They have 311 locations across 71 countries, offering a wide array of services such as customer service, subscriptions, billing and technical assistance. In August, the company announced the acquisition of Languageline Solutions and the market reacted positively to this deal. Third-quarter results beat consensus expectations, reflecting the success of their multilingual hub in Portugal. Altran Technologies SA provides high-end engineering consulting services for the creation and development of new products and services. Their customers are primarily in the automotive and aerospace industries. Its shares gained 9% as management continues to make progress in addressing issues in Altran’s operations in Germany with cost cutting initiatives and improvement in labor efficiency. Korian SA offers senior care services including long-term nursing home care, post-acute and rehabilitation clinics and assisted living facilities. Third-quarter results were slightly ahead of consensus estimates, with notable revenue growth in Belgium and Germany. Their Belgian business benefited from the integration of Foyer de Lork and the German business was aided by its acquisition of Casa Reha. A new regulation being considered in Germany will aim for patients with a minor degree of dependency to be cared for in service flats rather than higher-cost nursing homes. This development weighed on the industry and caused shares of Korian to decline by (19)%. We added to the position on weakness.

Within Spain, Prosegur Compania Seguridad, a provider of security services in Europe and Latin America, improved 40%. The company is a market leader in the private security industry offering services, including airport and event security, geo-tracking, GPS monitoring, security/fire protection systems and cash-in-transit services. Prosegur benefitted from double-digit organic revenue growth and improving margins in the Latin American region, highlighted by Brazil. The new government in Argentina has created an improved business climate for Prosegur’s operations in that country. Prosegur’s forays into new countries such as Singapore, India and Germany stand to bolster the company’s expanding global reach.

In the United Kingdom, shares of turnaround specialist Melrose Industries PLC jumped 194%. The company is focused on acquiring fundamentally good but mismanaged businesses in structurally growing industries. They work to improve these businesses and make them more profitable. Melrose’s acquisition of Nortek was

19

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

recently completed and is showing early signs of significant progress. U.S.-based Nortek is a leading manufacturer of air conditioning and security products for homes and offices. In the third quarter, we added RPC Group Plc to the Fund. They are a leading European producer of packaging for a variety of customers. RPC is executing a strategy of actively consolidating the fragmented global rigid plastics packaging industry. Along these lines, they recently completed the acquisition of British Polyethylene Industries and announced four smaller transactions in the fourth quarter. RPC continues to move up the value chain in their product offerings. Its shares rose 12% since the stock was added. Greene King plc, one of the largest pub and brewing companies in the U.K., slipped (35)%. They manage over 3,000 pubs and hotels throughout England, Wales and Scotland.

Revenues for the first half of their fiscal year exceeded estimates, though operating profits were lower. Greene King is entering a period of elevated cost inflation. The National Living Wage, which will impact all retailers, and the apprenticeship levy, will add to Greene King’s costs. The lower relative value of the British Pound Sterling is also expected to have an impact on input costs. We added to the position on weakness. Kennedy Wilson Real Estate, a real estate investment company, lost (30)%. The company continued to execute well on its leasing activity, with 31 lease transactions. Occupancy levels remain high across their properties, at 95%. The weighted average of unexpired leases is 7.3 years. Investors have become concerned that there has been more selling than buying of real estate properties. It does appear that Kennedy Wilson’s management is acting cautiously post-Brexit. Sports betting and gaming services company William Hill PLC suffered a (21)% tumble during the year while we held it. Management issued a negative preannouncement after a change in regulation from the U.K. Gambling Commission resulted in more clients suspending their accounts online via a “timeout” option. Exacerbating its performance were worse-than-expected losses at a major horse racing festival at Cheltenham during which many winning favorites hurt all bookmakers. We decided to exit the position in the second quarter.

Within Denmark, Topdanmark A/S, a provider of insurance and reinsurance services, retreated (11)%. During September, the Finnish insurance company Sampo announced they had acquired additional shares in Topdanmark, bringing their ownership level up to 33% and triggering a mandatory bid. Topdanmark’s board of directors has thus far indicated they are not in favor of that offer. Sell-side analysts are, however, cautious on the stock given an expectation that the capital return policy will be changed in 2017 to include dividends rather than share buybacks. We do not share these concerns and added to the position on weakness.

In Germany, ticketing and live entertainment company CTS Eventim AG & Co. lost (20)%. They are the market leader in Europe for events such as concerts, theater and sporting events. The company reported mixed results throughout the year, particularly in their Live Entertainment business. The Ticketing business acted as an offset, with strong expansion in online ticketing volume. We opportunistically added to the position on weakness due to our belief in CTS Eventim’s vertically-integrated model for ticketing and live entertainment event management. KION Group AG, the world’s second largest forklift manufacturer and warehouse technology company, climbed 13%. Their brands include Still, Linde, Volta and Baoli. KION still stands to benefit from the evolving logistics of the global supply chain, particularly with the growing need for forklifts driven by e-commerce providers and increased warehouse automation. The acquisition of Dematic closed in November, which further strengthens KION’s position in the warehouse technology space.

Within Italy, FinecoBank SA is an online banking and investment-services firm. The company has continued to deliver strong customer growth, offering better service for lower cost through its scalable technology platform, while many of its competitors lack the capital to invest in technology. Italian banks are struggling with capital shortfalls and high levels of problem loans. Italy’s largest bank, Unicredit, appointed a new chief executive officer who has been tasked with strengthening their capital position. This resulted in the sale of minority stakes in a number of bank holdings, including FinecoBank. Its shares declined (30)% on this news and we added to the position on weakness. YOOX Net-A-Porter S.p.A. is an internet retailer of men’s and women’s clothing and accessories that specializes in selling end-of-the-year excess inventory as well as handling the e-commerce business for luxury brands. The company is at the forefront in using in-depth data analysis for marketing purposes. We believe its innovative applications and smartphone versions are well positioned to capitalize on the rising mobile wave. YOOX stock fell (25)% on a miss to third-quarter revenue estimates caused by warmer-than-usual weather in a number of their European markets. Management reiterated full-year guidance. YOOX launched a new platform in September along with a multi-channel advertising campaign. DiaSorin S.p.A. is a leading European diagnostics company that focuses on reagent kits for in-vitro diagnostics for clinical areas including infectious diseases, oncology and endocrinology. Management announced the acquisition of U.S.-based Focus Diagnostics from Quest, which is expected to improve DiaSorin’s presence in the U.S. and grow its molecular diagnostics business. This deal lifted their stock by 13%. Datalogic S.p.A., a manufacturer of automatic data capture and industrial automation products, rose 12%. They are among the global market share leaders in point-of-sale scanners, handheld readers and mobile computers. Their Automatic Data Capture business continues to perform well and is supported by successful new product launches. The Industrial Automation segment, while solid overall, has experienced varied performance across geographies. Their products are used in the retail, manufacturing, logistics and health care industries.

20

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

Regional Performance: Asia/Pacific Ex-Japan and Middle East

Our strength in Hong Kong was partially offset by weakness in Australia. That made the region an overall positive contributor to relative performance.

In Hong Kong, Nirvana Asia Ltd. specializes in burial, funeral and cremation services, primarily in Malaysia, Singapore and Indonesia. During the third quarter, Nirvana’s founder announced he was taking the company private. We sold the position and booked the 21% gain. Luggage and travel accessories company Samsonite International S.A. suffered a (2)% markdown for the year. Their product offerings include American Tourister as their value brand, its namesake Samsonite in the mid-tier and Tumi in the luxury market. While third-quarter revenue grew nicely, net profit declined due to the impact of one-off expenses related to the Tumi acquisition. We continue to believe that the long-term secular trends of increased global travel and new airline-imposed luggage restrictions will drive future demand for Samsonite. We added to the position on weakness.

Within Australia, Challenger Limited is a financial services firm offering life insurance, funds management and corporate services. They specialize in providing fixed-income annuity products for institutional and retail clients. Its stock climbed 33% on solid lifetime annuity sales. During the second quarter, we added IPH Ltd. to the Fund. This intellectual property services company generates its income by drafting and filing patent applications and then managing the ongoing renewal process. They have leading positions in Australia and Singapore, as well as a strong presence in Malaysia, the Philippines, Indonesia, Vietnam and Thailand. Its shares retreated (24)% as results came in below estimates due to weakness in the Asian market. We added to the position on this weakness.

Regional Performance: Japan

IDOM Inc., the largest buyer and wholesaler of used vehicles in Japan, retrenched (45)%. They have revised last year’s planned net increase in showrooms from 110 down to 60. While retail sales rose, operating profit dropped due to the delayed recovery in the domestic new car market. This, in turn, reduced the availability of used cars. IDOM was also impacted an increase in large-scale spending to develop business opportunities in future markets. Consequently, the company announced downward revisions to forward projections. We added to the position on weakness. Sugi Holdings Co. Ltd. operates a chain of community drug stores that dispense prescription medication and offer advice on over-the-counter drugs and cosmetics. They have the leading market share with over 1,000 stores located in suburban locations. Its stock fell (14)% on lower operating profits caused by weak Hepatitis C drug sales, lighter margins in the health care segment and start-up costs for a new distribution center and a new corporate headquarters. We established an investment in Start Today Co. Ltd. during the first quarter. This company is Japan’s largest e-commerce retailer of mass market fashion products. During the year, they experienced growth in both operating profit and sales from merchandise transactions, particularly on its core online shopping mall Zozotown. Brand-sponsored coupon promotions have bolstered sales growth as the annual purchase-amount-per-customer metric increased nicely. Shares of Start Today advanced 67% since we began buying. Koito Manufacturing Co. Ltd. specializes in automotive lighting systems including LED, fog and halogen lamps. Koito’s fiscal third-quarter results exceeded expectations, with a sharp rise in North American operating margin that reflects improving productivity, and, in China, Koito’s volumes continue to outpace expectations thanks to tax breaks on compact cars. We sold the position during the third quarter as the company’s market capitalization reached the upper limit of our permissible range, and booked the 17% gain for the year during the time it was held.

Regional Performance: Emerging Markets

In India, the government announced a disruptive new policy in early November that would instantly cause a shudder across its 1.25 billion people. This action called for all 500 and 1,000 Rupee notes to cease being legal tender. The government’s motivation was intended to dismantle the cash-centric black market, rid the country of counterfeit notes and move more of the population onto a taxable-economic grid. India is the most cash-dependent country in the world, where 95% of transactions are conducted in cash. The people of India were given 50 days to redeem their cancelled banknotes, after which they would become worthless. As a result of this cash crunch, economic activity ground to a halt temporarily. Indiabulls Housing Finance Ltd. provides mortgage, brokerage and consumer finance services. They are one of India’s largest mortgage finance companies in the private sector. Indiabulls shares retreated (10)% despite reporting solid results. We remain optimistic over Indiabulls’ structural growth opportunity in India’s underpenetrated market. We added to the position on weakness. Yes Bank Limited provides commercial banking and financial services in this “underbanked” country. The company’s shares surged ahead 86% for the year during the time it was held on robust core earnings and stable asset quality. We sold the stock in the third quarter when the company’s market capitalization reached our limit.

At the end of 2016, the Fed observed

“considerable uncertainty” regarding the impact that future fiscal policies might have on the U.S. economy which, by extension, would affect economies and markets globally. However, in our investment experience, the markets have never been a certainty and were always changing. As active managers, we believe that environments with greater changes create more investment opportunities; thus, no matter what 2017 brings, we are steadfast that our disciplined bottom-up analysis of business models and management teams should find superior companies. For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2017.

[1]	Prior to October 1, 2016, the Fund’s Class I Shares were known as Institutional Shares.
[2]	S&P and FTSE Russell
[3]	MSCI
[4]	Bureau of Economic Analysis

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of 12/31/16 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

21

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Class I (formerly Institutional Class) on January 2, 2013, to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare International Small Cap Fund[2,3,4,5,6,7,8]
Class I9	(0.29)%	9.43%	01/02/13
Class S9	(0.55)%	9.22%	01/02/13
MSCI EAFE Small Cap Index[10]	2.18%	7.90%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.
[7]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[9]	Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.
[10]	The MSCI EAFE Small Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices from the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses. All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare International Small Cap Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG TimesSquare International Small Cap Fund*	MSCI EAFE Small Cap Index
Financials	23.1%	11.3%
Industrials	23.0%	21.9%
Consumer Discretionary	22.8%	16.1%
Information Technology	11.8%	10.4%
Health Care	8.0%	7.0%
Materials	2.9%	9.3%
Consumer Staples	2.5%	6.9%
Real Estate	2.3%	11.1%
Energy	0.0%	3.0%
Utilities	0.0%	1.9%
Telecommunication Services	0.0%	1.1%
Other Assets and Liabilities	3.6%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Altran Technologies SA**	3.1%
Horiba, Ltd.**	3.1%
Teleperformance**	3.0%
Challenger, Ltd.**	2.9%
KION Group AG	2.8%
Melrose Industries PLC	2.8%
Sugi Holdings Co., Ltd.**	2.5%
Kennedy Wilson Europe Real Estate PLC**	2.4%
Samsonite International, S.A.	2.2%
Amplifon S.P.A.	2.1%

Top Ten as a Group	26.9%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—96.4%
Consumer Discretionary—22.8%
ABC-Mart, Inc. (Japan)	45,700	$2,585,327
CIE Automotive, S.A. (Spain)	66,400	1,292,119
CTS Eventim AG & Co. KGaA (Germany)	41,112	1,294,631
Dalata Hotel Group PLC (Ireland)*	515,930	2,386,905
Don Quijote Holdings Co., Ltd. (Japan)	35,900	1,324,901
Greene King PLC (United Kingdom)	292,030	2,509,366
IDOM, Inc. (Japan)[1]	379,500	2,088,306
IMAX China Holding, Inc. (Hong Kong)*, (a)	200,900	981,406
Izumi Co., Ltd. (Japan)	57,000	2,450,864
Modern Times Group MTG AB, B Shares (Sweden)[1]	64,000	1,891,666
Moncler S.P.A. (Italy)	95,800	1,664,678
Samsonite International, S.A. (United States)	981,850	2,794,913
Skylark Co., Ltd. (Japan)	156,100	2,058,522
Start Today Co., Ltd. (Japan)	133,100	2,292,820
Yoox Net-A-Porter Group S.P.A. (Italy)*,1	57,375	1,622,402
Total Consumer Discretionary		29,238,826
Consumer Staples—2.5%
Sugi Holdings Co., Ltd. (Japan)	68,830	3,265,438
Financials—23.1%
Avanza Bank Holding AB (Sweden)	48,673	1,968,010
Bolsas y Mercados Espanoles SHMSF, S.A. (Spain)[1]	31,800	934,970
Challenger, Ltd. (Australia)	458,615	3,705,576
Credito Real S.A.B. de C.V. SOFOM ER (Mexico)	498,564	659,473
FinecoBank Banca Fineco S.P.A. (Italy)	459,000	2,566,364
GRENKE AG (Germany)	3,075	481,872
The Hiroshima Bank, Ltd. (Japan)	252,900	1,178,468
Hoist Finance AB (Sweden)(a),[1]	198,900	1,850,238
Indiabulls Housing Finance, Ltd. (India)	218,750	2,086,310
Jupiter Fund Management PLC (United Kingdom)	431,700	2,350,965
Nihon M&A Center, Inc. (Japan)	67,300	1,863,954
Qualitas Controladora SAB de CV (Mexico)	679,525	962,103
Shriram Transport Finance Co., Ltd. (India)	151,925	1,905,892
St. James’s Place PLC (United Kingdom)	130,867	1,632,416
Steadfast Group, Ltd. (Australia)	823,000	1,309,651
Tamburi Investment Partners S.P.A (Italy)[1]	192,700	730,247
Topdanmark A/S (Denmark)*	64,650	1,638,261

	Shares	Value
Zenkoku Hosho Co., Ltd. (Japan)	59,500	$1,907,353
Total Financials		29,732,123
Health Care—8.0%
Amplifon S.P.A. (Italy)	288,100	2,743,663
DiaSorin S.P.A. (Italy)	10,025	593,598
Eurofins Scientific SE (Luxembourg)	2,900	1,235,532
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	130,900	774,218
Korian, S.A. (France)	81,900	2,399,022
Miraca Holdings, Inc. (Japan)	22,930	1,025,566
Orpea (France)	11,780	951,056
Recipharm AB, B Shares (Sweden)[1]	37,720	500,968
Total Health Care		10,223,623
Industrials—23.0%
AirAsia BHD (Malaysia)	1,707,500	871,640
Alimak Group AB (Sweden)(a),[1]	64,400	913,382
Bossard Holding AG (Switzerland)[1]	8,235	1,159,677
Daetwyler Holding AG (Switzerland)	10,584	1,437,742
Diploma PLC (United Kingdom)	136,125	1,743,042
Interpump Group S.P.A. (Italy)	137,050	2,243,339
IPH, Ltd. (Australia)	355,200	1,309,778
KION Group AG (Germany)	64,600	3,586,701
LISI (France)	30,190	974,045
Melrose Industries PLC (United Kingdom)	1,454,982	3,536,631
Nabtesco Corp. (Japan)	61,600	1,427,950
Norma Group SE (Germany)	8,765	373,360
Palfinger AG (Austria)	26,940	811,053
Polypipe Group PLC (United Kingdom)	382,811	1,528,092
Prosegur Cia de Seguridad, S.A. (Spain)	237,210	1,480,284
Rotork PLC (United Kingdom)	237,600	705,108
Spectris PLC (United Kingdom)	25,400	723,774
Stabilus, S.A. (Luxembourg)*	15,800	848,894
Teleperformance (France)	38,000	3,809,735
Total Industrials		29,484,227
Information Technology—11.8%
Altran Technologies SA (France)	277,050	4,043,346
Datalogic S.P.A (Italy)	40,500	796,621
Disco Corp. (Japan)	10,900	1,317,822
Horiba, Ltd. (Japan)	84,795	3,916,056
Link Administration Holdings, Ltd. (Australia)	238,200	1,298,658

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—11.8% (continued)
RIB Software AG (Germany)[1]	89,200	$1,170,343
SimCorp A/S (Denmark)[1]	44,100	2,147,676
Telit Communications PLC (United Kingdom)	125,725	427,344
Total Information Technology		15,117,866
Materials—2.9%
Frutarom Industries, Ltd. (Israel)	12,020	613,528
RPC Group PLC (United Kingdom)	163,900	2,148,434
W-Scope Corp. (Japan)	62,500	936,510
Total Materials		3,698,472
Real Estate—2.3%
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	255,800	3,020,507
Total Common Stocks (cost $123,559,328)		123,781,082
Warrants—0.0%#
Financials—0.0%#
Tamburi Investment Partners S.P.A., 06/30/20 (Italy)* (cost $12,132)	35,125	14,531

	Principal Amount
Short-Term Investments—7.2%
Repurchase Agreements—4.1%[2]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $1,235,864 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17 - 01/01/47, totaling $1,260,507)	$1,235,791	1,235,791

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $1,235,862 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49,totaling $1,260,507)	$1,235,791	$1,235,791
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $260,103 (collateralized by various U.S. Government Agency Obligations, 0.685% - 2.000%, 10/31/18 - 11/30/22, totaling $265,291)	260,089	260,089
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $1,235,860 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66,totaling $1,260,507)	1,235,791	1,235,791
RBC Dominion Securities, Inc., dated 12/30/16,due 01/03/17, 0.520% total to be received $1,235,862 (collateralized by various U.S. Government Agency Obligations, 0.875% - 7.000%, 02/13/17 - 01/01/47, totaling $1,260,507)	1,235,791	1,235,791
Total Repurchase Agreements		5,203,253

	Shares
Other Investment Companies—3.1%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	3,968,467	3,968,467
Total Short-Term Investments (cost $9,171,720)		9,171,720
Total Investments—103.6% (cost $132,743,180)		132,967,333
Other Assets, less Liabilities—(3.6)%		(4,570,140)
Net Assets—100.0%		$128,397,193

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG TimesSquare Small Cap Growth Fund	$907,527,538	$288,380,373	$(38,138,487)	$250,241,886
AMG TimesSquare Mid Cap Growth Fund	1,297,207,671	610,872,785	(51,469,301)	559,403,484
AMG TimesSquare International Small Cap Fund	133,498,784	7,771,188	(8,302,639)	(531,451)

*	Non-income producing security.
#	Less than 0.05%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG TimesSquare International Small Cap Fund	$3,745,026	2.9%

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG TimesSquare Small Cap Growth Fund	$82,014,646	7.6%
AMG TimesSquare Mid Cap Growth Fund	15,802,501	0.9%
AMG TimesSquare International Small Cap Fund	4,846,820	3.8%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index††
Australia	6.2%	6.7%
Austria	0.7%	0.8%
Belgium	0.0%	1.9%
Denmark	3.1%	1.5%
Finland	0.0%	1.6%
France	9.8%	4.2%
Germany	5.6%	6.2%
Hong Kong	0.8%	2.4%
India	3.2%	0.0%
Ireland	1.9%	1.0%
Israel	0.5%	1.4%
Italy	10.5%	3.8%
Japan	23.9%	31.7%
Luxembourg	1.7%	0.0%

Country	AMG TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index††
Malaysia	0.7%	0.0%
Mexico	1.3%	0.0%
Netherlands	0.0%	2.1%
New Zealand	0.6%	1.1%
Norway	0.0%	1.7%
Portugal	0.0%	0.3%
Singapore	0.0%	1.7%
Spain	3.0%	2.5%
Sweden	5.7%	5.2%
Switzerland	2.1%	4.6%
United Kingdom	16.4%	17.6%
United States	2.3%	0.0%

	100.0%	100.0%

†	As a percentage of total long-term investments as of December 31, 2016.
††	Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Small Cap Growth Fund
Investments in Securities
Common Stocks†	$1,019,746,800	—	—	$1,019,746,800
Short-Term Investments
Repurchase Agreements	—	$84,565,945	—	84,565,945
Other Investment Companies	53,456,679	—	—	53,456,679

Total Investments in Securities	$1,073,203,479	$84,565,945	—	$1,157,769,424

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Mid Cap Growth Fund
Investments in Securities
Common Stocks†	$1,789,533,381	—	—	$1,789,533,381
Short-Term Investments
Repurchase Agreements	—	$16,181,131	—	16,181,131
Other Investment Companies	50,896,643	—	—	50,896,643

Total Investments in Securities	$1,840,430,024	$16,181,131	—	$1,856,611,155

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare International Small Cap Fund
Investments in Securities
Common Stocks
Financials	$4,202,061	$25,530,062	—	$29,732,123
Industrials	10,179,782	19,304,445	—	29,484,227
Consumer Discretionary	2,386,905	26,851,921	—	29,238,826
Information Technology	—	15,117,866	—	15,117,866
Health Care	1,094,566	9,129,057	—	10,223,623
Materials	—	3,698,472	—	3,698,472
Consumer Staples	—	3,265,438	—	3,265,438
Real Estate	—	3,020,507	—	3,020,507
Warrants
Financials	14,531	—	—	14,531
Short-Term Investments
Repurchase Agreements	—	5,203,253	—	5,203,253
Other Investment Companies	3,968,467	—	—	3,968,467

Total Investments in Securities	$21,846,312	$111,121,021	—	$132,967,333

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2016, AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund had no transfers between levels from the beginning of the reporting period.

As of December 31, 2016, the AMG TimesSquare International Small Cap Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$3,228,621	$(518,279)	$518,279	$(3,228,621)

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2016

	AMG TimesSquare Small Cap Growth Fund#	AMG TimesSquare Mid Cap Growth Fund#	AMG TimesSquare International Small Cap Fund#
Assets:
Investments at value* (including securities on loan valued at $82,014,646, $15,802,501 and $4,846,820, respectively)	$1,157,769,424	$1,856,611,155	$132,967,333
Foreign currency**	—	—	51,862
Receivable for investments sold	2,909,561	16,369,425	36,142
Receivable for Fund shares sold	7,087,451	2,434,155	548,185
Dividends, interest and other receivables	1,346,022	441,533	165,557
Prepaid expenses	36,233	39,637	23,819
Receivable from affiliate	—	1,024	18,164
Total assets	1,169,148,691	1,875,896,929	133,811,062
Liabilities:
Payable upon return of securities loaned	84,565,945	16,181,131	5,203,253
Payable for investments purchased	2,724,368	2,837,189	42,127
Payable for Fund shares repurchased	875,611	13,242,357	14,586
Accrued expenses:
Investment advisory and management fees	784,259	1,353,839	67,869
Administrative fees	138,399	238,913	13,574
Shareholder servicing fees—Class S	53,826	140,042	5,387
Trustees fees and expenses	476	654	109
Other	112,697	231,606	66,964
Total liabilities	89,255,581	34,225,731	5,413,869
Net Assets	$1,079,893,110	$1,841,671,198	$128,397,193
Net Assets Represent:
Paid-in capital	$814,040,380	$1,226,767,702	$129,351,764
Undistributed (dividend in excess of) net investment income	—	1,284,526	(354,954)
Accumulated net realized gain (loss) from investments	7,958,434	30,796,312	(821,492)
Net unrealized appreciation of investments and foreign currency translations	257,894,296	582,822,658	221,875
Net Assets	$1,079,893,110	$1,841,671,198	$128,397,193
Class I Shares:
Net Assets	$766,180,478	$1,026,198,326	$99,532,882
Shares outstanding	48,370,942	58,284,681	8,021,419
Net asset value, offering and redemption price per share	$15.84	$17.61	$12.41
Class S Shares:
Net Assets	$313,712,632	$815,472,872	$28,864,311
Shares outstanding	20,216,510	47,259,812	2,336,553
Net asset value, offering and redemption price per share	$15.52	$17.26	$12.35
* Investments at cost	$899,875,128	$1,273,788,497	$132,743,180
** Foreign currency at cost	—	—	$51,627

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2016

	AMG TimesSquare Small Cap Growth Fund#		AMG TimesSquare Mid Cap Growth Fund#	AMG TimesSquare International Small Cap Fund#
Investment Income:
Dividend income	$7,907,669	[1]	$16,530,570 [2]	$1,492,346
Securities lending income	745,808		375,930	53,717
Interest income	512		2,090	33
Foreign withholding tax	—		—	(59,548)
Total investment income	8,653,989		16,908,590	1,486,548
Expenses:
Investment advisory and management fees	10,012,400		18,749,173	419,716
Shareholder servicing fees—Class S	563,796		1,593,554	24,717
Administrative fees	400,322		711,117	32,751
Professional fees	103,325		172,441	37,605
Custodian fees	84,749		127,211	58,209
Trustees fees and expenses	82,080		157,740	2,989
Registration fees	42,377		44,854	32,786
Reports to shareholders	33,317		180,458	4,495
Transfer agent fees	25,861		58,594	1,393
Miscellaneous	34,358		65,684	4,205
Total expenses before offsets	11,382,585		21,860,826	618,866
Expense reimbursements	—		—	(64,386)
Expense reductions	(135,502)		(250,841)	—
Fee waivers	—		(15,793)	—
Net expenses	11,247,083		21,594,192	554,480
Net investment income (loss)	(2,593,094)		(4,685,602)	932,068
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	34,814,636	[3]	117,616,326	806,977
Net realized loss on foreign currency transactions	—		—	(358,118)
Net change in unrealized appreciation (depreciation) of investments	52,634,807		15,748,430	(2,711,621)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—		—	2,604
Net realized and unrealized gain (loss)	87,449,443		133,364,756	(2,260,158)
Net increase (decrease) in net assets resulting from operations	$84,856,349		$128,679,154	$(1,328,090)

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $1,539,611.
[2]	Includes non-recurring dividends of $1,602,000.
[3]	Includes realized gains of $9,041,471 relating to a redemption in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund
	2016#	2015	2016#	2015	2016#	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(2,593,094)	$(5,114,976)	$(4,685,602)	$(6,044,621)	$932,068	$314,190
Net realized gain on investments and foreign currency transactions	34,814,636	113,078,343	117,616,326	216,760,066	448,859	985,392
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	52,634,807	(96,062,726)	15,748,430	(195,156,802)	(2,709,017)	2,601,177
Net increase (decrease) in net assets resulting from operations	84,856,349	11,900,641	128,679,154	15,558,643	(1,328,090)	3,900,759
Distributions to Shareholders:
From net investment income:
Class I	(2,833,145)	—	(498,842)	—	(625,160)	(427,651)
Class S	(604,904)	—	—	—	(151,174)	(4,307)
From net realized gain on investments:
Class I	(24,334,444)	(85,443,044)	(57,720,001)	(98,198,571)	(1,276,271)	(1,011,160)
Class S	(10,046,501)	(30,456,473)	(45,144,770)	(62,483,366)	(358,289)	(11,576)
Total distributions to shareholders	(37,818,994)	(115,899,517)	(103,363,613)	(160,681,937)	(2,410,894)	(1,454,694)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(46,497,760)	94,528,326	(334,049,896)	(163,226,583)	101,680,176	24,931,425
Total increase (decrease) in net assets	539,595	(9,470,550)	(308,734,355)	(308,349,877)	97,941,192	27,377,490
Net Assets:
Beginning of year	1,079,353,515	1,088,824,065	2,150,405,553	2,458,755,430	30,456,001	3,078,511
End of year	$1,079,893,110	$1,079,353,515	$1,841,671,198	$2,150,405,553	$128,397,193	$30,456,001
End of year undistributed (dividend in excess of) net investment income	—	—	$1,284,526	$3,386,291	$(354,954)	$(154,576)

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.14	$16.75	$18.08	$13.00	$12.76
Income from Investment Operations:
Net investment loss[1,2]	(0.03)[4]	(0.07)[5]	(0.05)[6]	(0.08)[7]	(0.02)[8]
Net realized and unrealized gain (loss) on investments	1.31	0.26	(0.39)	6.28	1.66
Total income (loss) from investment operations	1.28	0.19	(0.44)	6.20	1.64
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	—	—	—
Net realized gain on investments	(0.52)	(1.80)	(0.89)	(1.12)	(1.40)
Total distributions to shareholders	(0.58)	(1.80)	(0.89)	(1.12)	(1.40)
Net Asset Value, End of Year	$15.84	$15.14	$16.75	$18.08	$13.00
Total Return[2]	8.45%	1.03%	(2.48)%	47.69%	13.01%[9]
Ratio of net expenses to average net assets (with offsets/reductions)	1.03%	1.02%	1.01%	1.06%[10]	1.03%[11]
Ratio of expenses to average net assets (with offsets)	1.04%	1.03%	1.04%	1.07%[10]	1.05%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.04%	1.03%	1.04%	1.07%[10]	1.06%[11]
Ratio of net investment loss to average net assets[2]	(0.20)%	(0.40)%	(0.29)%	(0.53)%[10]	(0.12)%[11]
Portfolio turnover	62%	71%	48%	61%	65%
Net assets at end of year (000’s omitted)	$766,180	$806,745	$768,312	$896,706	$665,011

	For the year ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$14.84	$16.44	$17.80	$12.82	$12.59
Income from Investment Operations:
Net investment loss[1,2]	(0.06)[4]	(0.10)[5]	(0.08)[6]	(0.10)[7]	(0.04)[8]
Net realized and unrealized gain (loss) on investments	1.28	0.27	(0.40)	6.18	1.65
Total income (loss) from investment operations	1.22	0.17	(0.48)	6.08	1.61
Less Distributions to Shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gain on investments	(0.51)	(1.77)	(0.88)	(1.10)	(1.38)
Total distributions to shareholders	(0.54)	(1.77)	(0.88)	(1.10)	(1.38)
Net Asset Value, End of Year	$15.52	$14.84	$16.44	$17.80	$12.82
Total Return[2]	8.20%	0.90%	(2.78)%	47.44%	12.95%
Ratio of net expenses to average net assets (with offsets/reductions)	1.23%	1.22%	1.19%	1.19%[10]	1.14%[11]
Ratio of expenses to average net assets (with offsets)	1.24%	1.23%	1.22%	1.20%[10]	1.16%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.23%	1.22%	1.20%[10]	1.17%[11]
Ratio of net investment loss to average net assets[2]	(0.38)%	(0.60)%	(0.47)%	(0.63)%[10]	(0.27)%[11]
Portfolio turnover	62%	71%	48%	61%	65%
Net assets at end of year (000’s omitted)	$313,713	$272,609	$320,512	$351,132	$133,093

AMG TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.33	$18.54	$18.49	$15.05	$13.34
Income from Investment Operations:
Net investment loss[1,2]	(0.03)[4]	(0.03)[5]	(0.02)[6]	(0.03)[7]	(0.02)[8]
Net realized and unrealized gain on investments	1.35	0.16	1.02	5.54	2.51
Total income from investment operations	1.32	0.13	1.00	5.51	2.49
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—
Net realized gain on investments	(1.03)	(1.34)	(0.95)	(2.07)	(0.78)
Total distributions to shareholders	(1.04)	(1.34)	(0.95)	(2.07)	(0.78)
Net Asset Value, End of Year	$17.61	$17.33	$18.54	$18.49	$15.05
Total Return[2]	7.53%	0.67%	5.34%	36.72%	18.71%
Ratio of net expenses to average net assets (with offsets/reductions)	1.03%	1.02%	1.03%	1.04%[12]	1.06%[13]
Ratio of expenses to average net assets (with offsets)	1.04%	1.03%	1.04%	1.05%[12]	1.07%[13]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.04%	1.03%	1.04%	1.05%[12]	1.07%[13]
Ratio of net investment loss to average net assets[2]	(0.16)%	(0.17)%	(0.12)%	(0.17)%[12]	(0.16)%[13]
Portfolio turnover	47%	47%	43%	54%	42%
Net assets at end of year (000’s omitted)	$1,026,198	$1,283,161	$1,542,214	$1,319,016	$952,858

	For the years ended December 31,
Class S	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.02	$18.24	$18.23	$14.87	$13.21
Income from Investment Operations:
Net investment loss[1,2]	(0.06)[4]	(0.07)[5]	(0.06)[6]	(0.07)[7]	(0.05)[8]
Net realized and unrealized gain on investments	1.31	0.17	1.00	5.47	2.48
Total income from investment operations	1.25	0.10	0.94	5.40	2.43
Less Distributions to Shareholders from:
Net realized gain on investments	(1.01)	(1.32)	(0.93)	(2.04)	(0.77)
Net Asset Value, End of Year	$17.26	$17.02	$18.24	$18.23	$14.87
Total Return[2]	7.26%	0.49%	5.12%	36.43%	18.44%
Ratio of net expenses to average net assets (with offsets/reductions)	1.23%	1.22%	1.22%	1.24%[12]	1.26%[13]
Ratio of expenses to average net assets (with offsets)	1.24%	1.23%	1.23%	1.25%[12]	1.27%[13]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.23%	1.24%	1.25%[12]	1.27%[13]
Ratio of net investment loss to average net assets[2]	(0.36)%	(0.37)%	(0.34)%	(0.38)%[12]	(0.36)%[13]
Portfolio turnover	47%	47%	43%	54%	42%
Net assets at end of year (000’s omitted)	$815,473	$867,245	$916,541	$1,214,525	$663,656

AMG TimesSquare International Small Cap Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class I	2016#	2015	2014	2013*
Net Asset Value, Beginning of Year	$12.69	$11.82	$11.98	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.28	0.13	0.14	0.10 [7]
Net realized and unrealized gain (loss) on investments	(0.32)	1.38	0.12	2.36
Total income (loss) from investment operations	(0.04)	1.51	0.26	2.46
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.19)	(0.14)	(0.21)
Net realized gain on investments	(0.16)	(0.45)	(0.28)	(0.09)
Paid-in capital	—	—	—	(0.18)
Total distributions to shareholders	(0.24)	(0.64)	(0.42)	(0.48)
Net Asset Value, End of Year	$12.41	$12.69	$11.82	$11.98
Total Return[2]	(0.29)%	12.78%	2.15%[9]	24.77%[9,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.05%	1.07%[14,16]
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.05%	1.07%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.19%	1.30%	4.17%	8.05%[14,16]
Ratio of net investment income to average net assets[2]	2.23%	1.04%	1.13%	0.88%[14,16]
Portfolio turnover	58%	95%	61%	58%[15]
Net assets at end of year (000’s omitted)	$99,533	$30,119	$3,045	$2,768

	For the years ended December 31,
Class S	2016#	2015	2014	2013*
Net Asset Value, Beginning of Year	$12.65	$11.79	$11.98	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.04	0.05	0.11	0.11 [7]
Net realized and unrealized gain (loss) on investments	(0.11)	1.43	0.11	2.35
Total from investment operations	(0.07)	1.48	0.22	2.46
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.17)	(0.14)	(0.21)
Net realized gain on investments	(0.16)	(0.45)	(0.27)	(0.09)
Paid-in capital	—	—	—	(0.18)
Total distributions to shareholders	(0.23)	(0.62)	(0.41)	(0.48)
Net Asset Value, End of Year	$12.35	$12.65	$11.79	$11.98
Total Return[2]	(0.55)%	12.51%	1.89%[9]	24.77%[9,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.30%	1.30%	1.30%	1.08%[14,16]
Ratio of expenses to average net assets (with offsets)	1.30%	1.30%	1.30%	1.08%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.39%	1.59%	4.47%	8.50%[14,16]
Ratio of net investment income to average net assets[2]	0.32%	0.37%	0.90%	0.97%[14,16]
Portfolio turnover	58%	95%	61%	58%[15]
Net assets at end of year (000’s omitted)	$28,864	$337	$33	$19

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

#	Effective October 1, 2016, the Institutional Class and Premier Class of AMG TimesSquare Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund were renamed Class I and Class S, respectively.
*	Commencement of operations was on January 2, 2013.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05) and $(0.08) for AMG TimeSquare Small Cap Growth Fund’s Class I and Class S, respectively, and $(0.04) and $(0.07) for AMG TimeSquare Mid Cap Growth Fund’s Class I and Class S, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.09) and $(0.12) for AMG TimesSquare Small Cap Growth Fund’s Class I and Class S, respectively, and $(0.04) and $(0.08) for AMG TimesSquare Mid Cap Growth Fund’s Class I and Class S, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10) and $(0.12) for AMG TimesSquare Small Cap Growth Fund’s Class I and Class S, respectively, and $(0.04) and $(0.08) for AMG TimesSquare Mid Cap Growth Fund’s Class I and Class S, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.09) and $(0.11) for the AMG TimesSquare Small Cap Fund’s Class I and Class S, respectively, $(0.06) and $(0.10) for AMG TimesSquare Mid Cap Growth Fund’s Class I and Class S, respectively, and $0.09 and $0.10 for AMG TimesSquare International Small Cap Fund’s Class I and Class S, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.08) for AMG TimesSquare Small Cap Growth Fund’s Class I and Class S, respectively, and $(0.04) and $(0.06) for AMG TimesSquare Mid Cap Growth Fund’s Class I and Class S, respectively.
[9]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[10]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.017% of average net assets for the Class I and Class S, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.003% of average net assets for the Class I and Class S, respectively.
[12]	Includes non-routine extraordinary expenses amounting to 0.019% and 0.019% of average net assets for the Class I and Class S, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.004% of average net assets for the Class I and Class S, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.028% of average net assets for the Class I and Class S, respectively.
[15]	Not annualized.
[16]	Annualized.

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”) and AMG TimesSquare International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.” International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2016, International Small Cap had redemption fees amounting to $2,422. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Effective October 1, 2016, the Institutional Class and Premier Class were renamed Class I and Class S, respectively.

Each Fund offers two classes of shares: Class I and Class S shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap is closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

37

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Trust Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the year ended December 31, 2016, the impact on the expense ratios, if any, were as follows: Small Cap - $135,502 or less than 0.01% and Mid Cap - $250,841 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss, partnerships, redemptions in kind, foreign currency and a reclassification of short-term gain dividends paid to ordinary income. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations, mark-to market on passive foreign investment companies, partnerships, non-taxable dividends received and wash sales.

38

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	Small Cap		Mid Cap		International Small Cap
	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary income	—	—	—	—	$776,559	$466,759
Short-term capital gains	—	$13,007,343	—	—	112,641	908,770
Long-term capital gains	37,818,994	102,892,174	$103,363,613	$160,681,937	1,521,694	79,165

	$37,818,994	$115,899,517	$103,363,613	$160,681,937	$2,410,894	$1,454,694

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	$15,610,844	$57,008,237	—
Late year loss deferral	—	—	$(420,842)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2016 and December 31, 2015, Small Cap and Mid Cap transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $24,588,173 and $103,352,960, respectively. For the purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

Notes to Financial Statements (continued)

For the years ended December 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Mid Cap
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	6,088,679	$91,368,839	8,282,082	$143,492,310	10,615,583	$186,097,528	8,223,494	$159,029,491
Reinvestment of distributions	1,662,923	26,656,660	5,447,145	83,450,264	3,051,896	54,445,814	4,896,481	85,247,738
Cost of shares repurchased	(12,656,348)	(193,716,770)[1]	(6,330,594)	(110,556,900)	(29,433,072)	(517,043,749)	(22,256,523)	(416,207,597)[2]

Net increase (decrease)	(4,904,746)	$(75,691,271)	7,398,633	$116,385,674	(15,765,593)	$(276,500,407)	(9,136,548)	$(171,930,368)

Class S:
Proceeds from sale of shares	5,592,307	$84,952,891	3,354,676	$57,077,325	7,707,833	$135,693,246	11,299,019	$215,207,791
Reinvestment of distributions	677,811	10,648,411	2,028,421	30,446,605	2,576,404	45,035,548	3,641,628	62,271,843
Cost of shares repurchased	(4,427,620)	(66,407,791)	(6,503,413)	(109,381,278)	(13,987,697)	(238,278,283)	(14,219,152)	(268,775,849)

Net increase (decrease)	1,842,498	$29,193,511	(1,120,316)	$(21,857,348)	(3,703,460)	$(57,549,489)	721,495	$8,703,785

[1]	Includes redemptions in-kind in the amount of $24,588,173.
[2]	Includes redemptions in-kind in the amount of $103,352,960.

	International Small Cap
	2016		2015
	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	5,827,696	$75,012,299	2,557,518	$30,287,908
Reinvestment of distributions	153,981	1,898,583	113,815	1,438,615
Cost of shares repurchased	(333,427)	(4,258,970)	(555,821)	(7,098,297)

Net increase	5,648,250	$72,651,912	2,115,512	$24,628,226

Class S:
Proceeds from sale of shares	2,365,243	$29,747,163	40,973	$521,716
Reinvestment of distributions	39,991	491,094	1,261	15,883
Cost of shares repurchased	(95,293)	(1,209,993)	(18,449)	(234,400)

Net increase	2,309,941	$29,028,264	23,785	$303,199

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap—three collectively own 52%; Mid Cap—three collectively own 61%; International Small Cap—four owns 84%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase

Notes to Financial Statements (continued)

agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Small Cap, Mid Cap and International Small Cap were $84,565,945, $16,181,131 and $5,203,253, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S.

retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%
Mid Cap	0.85%
International Small Cap	0.75%

Prior to October 1, 2016, the annual rate for the investment management fees was 1.00%, 1.00% and 0.90% of the Fund’s average daily net assets of Small Cap, Mid Cap and International Small Cap, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of Small Cap, Mid Cap and International Small Cap Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances.

	Small Cap	Mid Cap	International Small Cap*
Class I	1.05%	1.19%	1.05%
Class S	1.25%	1.39%	1.05%

*	The International Small Cap expense cap is based off fund level average net assets and excludes shareholder servicing and distribution and service (12b-1) fees.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

41

Notes to Financial Statements (continued)

For the year ended December 31, 2016, International Small Cap’s expiration of reimbursement is as follows:

Expiration Period	International Small Cap
Less than 1 year	$97,456
Within 2 years	75,935
Within 3 years	64,386

Total Amount Subject to Reimbursement	$237,777

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments Mid Cap has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan U.S. Government Money Market Fund. For the year ended December 31, 2016, the investment management fee for Mid Cap was reduced by $15,793 or less than 0.01%.

Each Fund entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Investment Manager was reimbursed by the Funds’ subadvisor for providing a variety of administrative services to the Funds.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Effective October 1, 2016, for Class S shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class S shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2016 were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Small Cap
Class S	0.20%	0.20%
Mid Cap
Class S	0.20%	0.20%
International Small Cap
Class S	0.25%	0.25%

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, the following Funds either borrowed from or lent to other funds in the AMG Funds family: Small Cap lent a maximum of $3,436,264 for 7 days earning interest of $512, Mid Cap lent a maximum of $9,529,449 for 15 days earning interest of $2,090, and International Small Cap lent $1,271,398 for one day earning interest of $33. The interest amount is included in the Statement of Operations as interest income. At December 31, 2016, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the year ended December 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$613,253,598	$679,320,935
Mid Cap	886,765,118	1,313,319,154
International Small Cap	123,651,363	29,269,062

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2016.

Notes to Financial Statements (continued)

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2016, the value of the securities loaned and cash collateral received, were as follows.

Fund	Securities Loaned	Cash Collateral Received
Small Cap	$82,014,646	$84,565,945
Mid Cap	15,802,501	16,181,131
International Small Cap	4,846,820	5,203,253

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Small Cap
Citigroup Global Markets Inc.	$20,084,734	$20,084,734	—	—
Daiwa Capital Markets America	20,084,734	20,084,734	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	4,227,009	4,227,009	—	—
Nomura Securities International, Inc.	20,084,734	20,084,734	—	—
State of Wisconsin Investment Board	20,084,734	20,084,734	—	—

Totals	$84,565,945	$84,565,945	—	—

Mid Cap
Citigroup Global Markets, Inc.	$3,843,083	$3,843,083	—	—
Daiwa Capital Markets America	3,843,083	3,843,083	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	808,799	808,799	—	—
Nomura Securities International, Inc.	3,843,083	3,843,083	—	—
RBC Dominion Securities, Inc.	3,843,083	3,843,083	—	—

Totals	$16,181,131	$16,181,131	—	—

International Small Cap
Citigroup Global Markets, Inc.	$1,235,791	$1,235,791	—	—
Daiwa Capital Markets America	1,235,791	1,235,791	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	260,089	260,089	—	—
Nomura Securities International, Inc.	1,235,791	1,235,791	—	—
RBC Dominion Securities, Inc.	1,235,791	1,235,791	—	—

Totals	$5,203,253	$5,203,253	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective February 27, 2017, each Fund will rename existing Class S Shares and Class I Shares to Class N Shares and Class Z Shares, respectively, and will issue new Class I Shares. Additionally, the new Class I Shares may reimburse the Investment Manager for the actual amount of Shareholder Servicing expense incurred up to a maximum annual rate of 0.10% of Class I Shares average daily net assets. The Investment Manager will also contractually agree, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses (exclusive of certain items) for the new Class I Shares of the Small Cap Fund to 1.20% of the average daily net assets of such Fund attributable to Class I Shares and for the new Class I Shares of the Mid Cap Fund to 1.34% of the average daily net assets of such Fund attributable to Class I Shares. Please refer to the Fund’s prospectus for further details.

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2016.

AMG TimesSquare International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $51,677 and $1,420,519, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates $37,818,994, $103,363,613 and $1,521,694 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AND AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, and AMG TimesSquare International Small Cap Fund (the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2017

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 68
•	Oversees 67 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

•	Trustee since 1999	Edward J. Kaier, 71
•	Oversees 67 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Kurt A. Keilhacker, 53
•	Oversees 69 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

•	Trustee since 2004	Steven J. Paggioli, 66
•	Oversees 67 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

•	Trustee since 2013	Richard F. Powers III, 71
•	Oversees 67 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Independent Chairman	Eric Rakowski, 58
• •	Trustee since 1999 Oversees 69 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Victoria L. Sassine, 51
•	Oversees 69 Funds in Fund Complex	Lecturer, Babson College (2007–Present).

•	Trustee since 2004	Thomas R. Schneeweis, 69
•	Oversees 67 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 64
•	Oversees 69 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Funds

Trustees and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 49
• •	Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

•	Chief Operating Officer	Keitha L. Kinne, 58
	since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2015	Mark J. Duggan, 52
•	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

•	Chief Financial Officer	Donald S. Rumery, 58
• •	since 2007 Treasurer since 1999 Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

•	Chief Compliance Officer	Gerald F. Dillenburg, 50
	since 2016	Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

•	Anti-Money Laundering	Patrick J. Spellman, 42
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

•	Assistant Secretary	Maureen A. Meredith, 31
	since 2016	Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

•	Assistant Secretary	Diana M. Podgorny, 37
	since 2016	Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

•	Assistant Secretary	Marc Peirce, 54
	since 2016	Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

TimesSquare Capital Management, LLC

7 Times Square,

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Funds are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

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AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

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AMG Renaissance International Equity

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AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

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AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

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AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

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AMG Trilogy Emerging Markets Equity

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AMG Trilogy Global Equity

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AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

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FIXED INCOME FUNDS

AMG GW&K Core Bond

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Lord, Abbett & Co. LLC

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Next Century Growth Investors LLC

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AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

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AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

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AMG Managers Silvercrest Small Cap

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AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

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Lord, Abbett & Co. LLC

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| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2016

AMG Managers Skyline Special Equities Fund: SKSEX

www.amgfunds.com	AR018-1216

AMG Managers Skyline Special Equities Fund

Annual Report—December 31, 2016

PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	13
Detail of changes in assets for the past two periods

Financial Highlights	14
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

TRUSTEES AND OFFICERS	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the year got off to a rocky start, overall U.S. equity investors enjoyed strong positive returns for 2016. The S&P 500 Index, a widely-followed barometer of the U.S. equity market, returned 12.0% during the prior twelve months. Small cap investors were also rewarded with a return of 21.3% for the small cap Russell 2000® Index.

After the market’s initial stumble, investors had to balance a number of noteworthy events, including the U.K.’s planned exit from the European Union (“Brexit”), a contentious U.S. presidential election and the U.S. Federal Reserve’s second rate increase of 25 basis points to 0.50%-0.75%. Following the surprise election of Donald Trump as the 45th President of the United States, investors witnessed a rally in pro-cyclical sectors as the new administration’s plans for tax reform and increased fiscal spending drove anticipation of stronger future economic growth. Along with higher equity prices, long-term interest rates rose and the U.S. Dollar strengthened. Commodity prices collapsed, but then rebounded on indications of an increase in U.S. infrastructure spending and a small uptick in China’s third-quarter Gross Domestic Product (GDP). Oil prices also experienced volatility as they continued their fall from 2015, bottoming in February and subsequently recovering more than 100%. This recovery lent some much needed support to the beleaguered energy industry, which ended the year with the highest returns of any sector in the S&P 500 Index. In total, all sectors but the health care sector were positive for 2016; however, there was significant dispersion in performance across sectors. Energy, telecommunication services and financials returned 27%, 23% and 21%, respectively, while companies within the consumer staples, real estate and health care sectors returned 5%, 4% and (3)%, respectively. Internationally, stocks lagged their U.S. counterparts, returning 4.5%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the year ended December 31, 2016. Over the course of the year, interest rates and credit spreads gyrated at times, putting pressure on bond prices. While stocks finished strong, bond prices were less fortunate, as rising interest rates caused yields to rise and bond prices to fall. The 10-year U.S. Treasury note’s yield started the year at 2.24%, bottomed at 1.37% in July, and ended the year much higher at 2.45%. High yield, on the other hand, was very strong, as investor risk appetite improved and spreads tightened 470 basis points. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the year with a healthy 17.1% return.

We are excited to announce as of October 1, 2016, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	11.96%	8.87%	14.66%
Small Caps	(Russell 2000® Index)	21.31%	6.74%	14.46%
International	(MSCI All Country World ex-USA Index)	4.50%	(1.78)%	5.00%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	2.65%	3.03%	2.23%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	17.13%	4.66%	7.36%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.25%	4.14%	3.28%
Treasury Bills	(BofA Merrill Lynch 6 month U.S. Treasury Bill)	0.67%	0.34%	0.27%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2016	Expense Ratio for the Period	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return	1.32%	$1,000	$1,214	$7.35
Hypothetical (5% return before expenses)	1.32%	$1,000	$1,019	$6.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 366.

3

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the 12 months ended December 31, 2016, the AMG Managers Skyline Special Equities Fund (Class S)1 (the “Fund”) generated a 21.3% return, compared to a 31.7% return for the Russell 2000® Value Index and a 21.3% return for the Russell 2000® Index . Small cap stock prices posted strong gains for 2016. For most of the year, stocks responded positively to a modestly-expanding U.S. economy and a low-interest-rate environment. Late in the year, stocks took a sharp leg upward in response to the results of the U.S. election that portended a more business-friendly environment over the next several years.

For all of 2016, the Fund performed in line with the Russell 2000® Index. The Fund underperformed the Russell 2000® Value Index during 2016, due mainly to unfavorable stock selection. Despite the adverse stock selection relative to the value benchmark during 2016, we believe the long-term earnings prospects of the companies currently in the Fund remain quite strong.

Surveys taken late in the year showed a high level of business and consumer confidence. If that confidence translates into increased economic activity, corporate earnings should respond accordingly, which would benefit stock prices. In addition, if corporate tax reform is enacted as expected, many companies would benefit from lower rates, another positive for equity valuations. The powerful move in equity prices following the election indicates high expectations for an improving economy and lower corporate tax rates, and the opportunity for further stock price gains depends upon the degree to which those expectations are met.

FUND REVIEW

The financials sector contributed most to the Fund’s absolute return for 2016, due to its high absolute weighting and strong price performance. First Busey Corporation, a Champaign, IL based commercial bank, was among the largest contributors for the year. In addition to benefiting from higher interest rates like most banks, First Busey is expected to generate above-average earnings growth as it integrates and improves the operations of a recent sizable acquisition. The industrials sector was also a significant contributor to the Fund’s absolute return due to its large weighting and strong price performance. In addition, within the materials sector, Headwaters Incorporated, a producer of construction products, benefited from a buyout offer that was 21% above the price it sold at prior to the announcement.

Starting with performance relative to the core benchmark, sector allocation was a positive for the Fund for the year relative to the Russell 2000® Index, due primarily to a low weighting in the poor performing health care sector. Strong selection in the health care sector offset adverse selection in the energy, industrials and financials sectors.

The health care sector contributed most to the Fund’s relative performance due to its low weighting as well as strong stock selection. Cross Country Healthcare, Inc., a nurse staffing company, was a significant contributor to the Fund’s performance late in the year. Cross Country reported strong earnings during the fourth quarter, allaying fears that waning benefits from the Affordable Care Act would negatively impact its results.

The energy sector detracted most from the Fund’s relative performance. Bristow Group Inc., whose primary business is providing helicopter services to the offshore energy industry, declined, due to disappointing earnings results. The company was not as insulated from lower oil prices as we expected and was sold when we lost confidence in our investment case. The stock was sold prior to the post-election rebound in energy-related stocks and our lack of exposure to the sector negatively impacted relative performance late in the year.

Moving to performance relative to the value benchmark, sector allocation was slightly positive for the year relative to the Russell 2000® Value Index. Underweights in the relatively poor-performing real estate and utilities sectors were mostly offset by an underweight in the strong-performing financials sector. Stock selection relative to the value benchmark was significantly negative for 2016.

The reasons for adverse stock selection for the Fund during the year were varied. Some, like the previously mentioned Bristow Group, were sold because their weakening business trends led us to the conclusion that our original investment thesis was no longer valid. However, several stocks that performed poorest overreacted to temporary factors and not a significant deterioration in fundamentals. In addition, the factors that contributed to price declines for many of the Fund’s holdings were varied and, in our opinion, unrelated.

For example, in the third quarter, the hospital staffing company Cross Country Healthcare, Inc. declined sharply due to fears that the beneficial impact of the Affordable Care Act on hospital admissions was waning and would slow demand for hospital staffing services. As mentioned earlier in this letter, those fears proved unfounded and Cross Country rebounded sharply after posting solid earnings results.

OUTLOOK

Equity markets in the last several years were influenced by low economic growth and low interest rates. During this period, investors rewarded stability and dividend yield. In the three years ending October 31, 2016, the utilities, consumer staples, health care and real estate sectors of the Russell 2000® Value Index generated returns between 29.0% and 42.8%. These stable and/or higher-yielding sectors significantly outperformed the economically-sensitive materials, industrials and consumer discretionary sectors, which generated returns between (2.9)% and 6.6% over the same time frame.

The environment for equities changed dramatically with the 2016 U.S. presidential election. Investors anticipate that Republican control of the White

4

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (continued)

House and both houses of Congress will lead to relaxed regulations, lower taxes and a stronger economy. In the sharp run-up in stock prices from the election to year end, economically-sensitive sectors significantly outperformed stable and yield-oriented sectors.

Post-election stock price gains have pushed small cap valuations towards the high end of their historical range. We believe it is critical for companies to deliver earnings growth because we are skeptical that price/earnings (P/E) multiples can expand much further. Fortunately, we expect the companies in the Fund to generate strong, company-specific earnings gains.

In addition, the economy appeared to be accelerating even before the new government was in place. U.S. manufacturers surveyed by the Institute for Supply Management reported strong new orders, production and employment in both November and December. Also in December, consumer confidence reached its highest level since January 2004.2

Corporate earnings also began rebounding prior to the election. The companies in the S&P 500 Index reported earnings per share (EPS) growth in the third quarter of 2016, the first year-over-year gain since the first quarter of 2015, ending the longest earnings slump since the financial crisis.3

At Skyline, our focus is on finding those companies with the best combination of earnings growth prospects and attractive valuations. We do not pay up for earnings stability or yield and for that reason, the Fund tends to be more heavily weighted towards economically-sensitive sectors. If improving business and consumer confidence translates into sustained economic growth, we believe the environment for the Fund going forward will be better than it has been for the last several years.

[1]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
[2]	Measured by the Conference Board Consumer Confidence Index.
[3]	S&P, FactSet

This commentary reflects the viewpoints of the portfolio manager, Skyline Asset Management, L.P. as of December 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

5

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Skyline Special Equities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Skyline Special Equities Fund’s Class S on December 31, 2006 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund, the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Skyline Special Equities Fund [2,3,4,5,6,7]	21.31%	16.49%	8.11%[8]
Russell 2000® Value Index[9]	31.74%	15.07%	6.26%
Russell 2000® Index[10]	21.31%	14.46%	7.07%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	A short-term fee of 2% will be charged on redemptions of Fund shares within 30 days of purchase.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[5]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
[8]	Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.
[9]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.
[10]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Managers Skyline Special Equities Fund

Fund Snapshots (unaudited)

December 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Managers Skyline Special Equities Fund*	Russell 2000® Value Index	Russell 2000® Index
Industrials	25.0%	12.6%	14.6%
Financials	22.7%	32.6%	20.0%
Information Technology	17.5%	10.4%	16.9%
Consumer Discretionary	15.3%	10.0%	12.6%
Materials	8.7%	4.6%	4.9%
Health Care	5.8%	4.3%	12.1%
Real Estate	0.8%	10.1%	7.9%
Energy	0.0%	5.9%	3.8%
Consumer Staples	0.0%	2.8%	3.0%
Telecommunication Services	0.0%	0.7%	0.7%
Utilities	0.0%	6.0%	3.5%
Other Assets and Liabilities	4.2%	0.0%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
BancorpSouth, Inc.**	2.3%
First Busey Corp.**	2.2
Reinsurance Group of America, Inc.**	2.1
Greenhill & Co., Inc.	1.9
Hope Bancorp, Inc.	1.9
The Children’s Place, Inc.**	1.9
CBIZ, Inc.	1.9
Minerals Technologies, Inc.	1.8
ManpowerGroup, Inc.	1.8
First Midwest Bancorp, Inc.	1.8

Top Ten as a Group	19.6%

**	Top Ten Holdings as of June 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments

December 31, 2016

	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—15.3%
Aaron’s, Inc.	813,800	$26,033,462
Brunswick Corp.	463,200	25,262,928
Chico’s FAS, Inc.	1,383,000	19,901,370
The Children’s Place, Inc.	279,400	28,205,430
Deckers Outdoor Corp.*,1	380,500	21,075,895
Gildan Activewear, Inc.	440,000	11,162,800
Hibbett Sports, Inc.*,1	558,900	20,846,970
La-Z-Boy, Inc.	802,600	24,920,730
LCI Industries	142,650	15,370,538
Signet Jewelers, Ltd.[1]	223,100	21,029,406
Winnebago Industries, Inc.[1]	496,400	15,711,060
Total Consumer Discretionary		229,520,589
Financials—22.7%
BancorpSouth, Inc.	1,111,800	34,521,390
Brookline Bancorp, Inc.	1,195,000	19,598,000
Essent Group, Ltd.*	790,750	25,596,578
First Busey Corp.	1,098,157	33,801,272
First Midwest Bancorp, Inc.	1,064,604	26,859,959
Greenhill & Co., Inc.[1]	1,046,400	28,985,280
Hope Bancorp, Inc.	1,308,000	28,632,120
Infinity Property & Casualty Corp.	285,400	25,086,660
Janus Capital Group, Inc.	1,288,555	17,099,125
Reinsurance Group of America, Inc.	249,747	31,425,665
Sterling Bancorp	920,720	21,544,848
UMB Financial Corp.	297,300	22,927,776
Umpqua Holdings Corp.	1,368,714	25,704,449
Total Financials		341,783,122
Health Care—5.8%
AMN Healthcare Services, Inc.*	510,000	19,609,500
Cross Country Healthcare, Inc.*	1,692,689	26,422,875
The Ensign Group, Inc.	895,400	19,886,834
Teleflex, Inc.	136,350	21,972,802
Total Health Care		87,892,011
Industrials—25.0%
BMC Stock Holdings, Inc.*	1,183,120	23,070,840
CBIZ, Inc.*	2,051,175	28,101,098
CEB, Inc.	231,800	14,047,080
Columbus McKinnon Corp.	618,950	16,736,408
EnPro Industries, Inc.	300,300	20,228,208

	Shares	Value
Generac Holdings, Inc.*	376,100	$15,322,314
Granite Construction, Inc.	187,000	10,285,000
Hillenbrand, Inc.	368,000	14,112,800
ICF International, Inc.*	398,800	22,013,760
Knoll, Inc.	909,600	25,405,128
Korn/Ferry International	642,100	18,897,003
ManpowerGroup, Inc.	303,200	26,945,384
McGrath RentCorp	451,800	17,706,042
Mueller Water Products, Inc., Class A	772,500	10,281,975
NN, Inc.	1,010,700	19,253,835
Rexnord Corp.*,1	1,034,326	20,262,446
Steelcase, Inc., Class A	1,440,200	25,779,580
Swift Transportation Co.*,1	874,000	21,290,640
TriMas Corp.*	1,088,000	25,568,000
Total Industrials		375,307,541
Information Technology—17.5%
ADTRAN, Inc.	874,000	19,533,900
Belden, Inc.	297,300	22,229,121
Benchmark Electronics, Inc.*	740,189	22,575,764
Diebold Nixdorf, Inc.	589,900	14,835,985
EVERTEC, Inc.	862,100	15,302,275
Knowles Corp.*,1	1,051,900	17,577,249
NetScout Systems, Inc.*	633,200	19,945,800
Perficient, Inc.*	868,000	15,181,320
Sanmina Corp.*	705,110	25,842,282
Veeco Instruments, Inc.*	665,900	19,410,985
Virtusa Corp.*	648,900	16,300,368
WNS Holdings, Ltd., ADR*	755,100	20,803,005
Xcerra Corp.*	1,587,406	12,127,782
Zebra Technologies Corp., Class A*	242,200	20,771,072
Total Information Technology		262,436,908
Materials—8.7%
Berry Plastics Group, Inc.*	457,800	22,308,594
Ferro Corp.*	1,599,300	22,917,969
Ingevity Corp.*	186,500	10,231,390
Minerals Technologies, Inc.	356,700	27,555,075
PH Glatfelter Co.	1,010,401	24,138,480
Versum Materials, Inc.*	839,400	23,561,958
Total Materials		130,713,466

The accompanying notes are an integral part of these financial statements.

8

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate—0.8%
Realogy Holdings Corp.[1]	489,600	$12,597,408
Total Common Stocks (cost $1,106,874,920)		1,440,251,045
	Principal Amount
Short-Term Investments—7.5%
Repurchase Agreements—3.2%[2]
Citigroup Global Markets, Inc., dated 12/30/16,due 01/03/17, 0.530% total to be received $11,218,837 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.500%, 12/01/17 - 01/01/47, totaling $11,442,539)	$11,218,176	11,218,176
Daiwa Capital Markets America, dated 12/30/16, due 01/03/17, 0.520% total to be received $11,218,824 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 03/02/17 - 02/01/49,totaling $11,442,540)	11,218,176	11,218,176
Merrill Lynch Pierce Fenner & Smith, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $2,361,104 (collateralized by various U.S. Government Agency Obligations, 0.685% - 2.000%, 10/31/18 - 11/30/22,totaling $2,408,193)	2,360,973	2,360,973

	Principal Amount	Value
Nomura Securities International, Inc., dated 12/30/16, due 01/03/17, 0.500% total to be received $11,218,799 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/17 - 08/20/66,totaling $11,442,540)	$11,218,176	$11,218,176
State of Wisconsin Investment Board, dated 12/30/16, due 01/03/17, 0.650% total to be received $11,218,986 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 04/15/18 - 02/15/46,totaling $11,503,219)	11,218,176	11,218,176
Total Repurchase Agreements		47,233,677
	Shares
Other Investment Companies—4.3%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.45%	65,081,237	65,081,237
Total Short-Term Investments (cost $112,314,914)		112,314,914
Total Investments—103.3% (cost $1,219,189,834)		1,552,565,959
Other Assets, less Liabilities—(3.3)%		(49,979,432)
Net Assets—100.0%		$1,502,586,527

The accompanying notes are an integral part of these financial statements.

9

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $1,220,658,521 for federal income tax purposes at December 31, 2016, the aggregate gross unrealized appreciation and depreciation were $359,451,163 and $27,543,725, respectively, resulting in net unrealized appreciation of investments of $331,907,438.

*	Non-income producing security.
[1]	Some or all of these securities, amounting to a market value of $45,821,751, or 3.0% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$1,440,251,045	—	—	$1,440,251,045
Short-Term Investments
Repurchase Agreements	—	$47,233,677	—	47,233,677
Other Investment Companies	65,081,237	—	—	65,081,237

Total Investments in Securities	$1,505,332,282	$47,233,677	—	$1,552,565,959

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2016, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Skyline Special Equities Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments at value* (including securities on loan valued at $45,821,751)	$1,552,565,959
Receivable for investments sold	1,212,903
Receivable for Fund shares sold	2,848,676
Dividends, interest and other receivables	1,075,923
Receivable from affiliate	70,208
Prepaid expenses	18,866
Total assets	1,557,792,535
Liabilities:
Payable upon return of securities loaned	47,233,677
Payable for investments purchased	3,605,143
Payable for Fund shares repurchased	2,516,357
Accrued expenses:
Investment advisory and management fees	1,141,836
Shareholder servicing fees- Class S#	317,177
Administrative fees	190,306
Trustee fees and expenses	541
Other	200,971
Total liabilities	55,206,008
Net Assets	$1,502,586,527
Net Assets Represent:
Paid-in capital	$1,174,223,218
Accumulated net realized loss from investments	(5,012,816)
Net unrealized appreciation of investments	333,376,125
Net Assets	$1,502,586,527
Shares outstanding—Class S#	34,701,030
Net asset value, offering and redemption price per share—Class S#	$43.30
* Investments at cost	$1,219,189,834

#	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

The accompanying notes are an integral part of these financial statements.

11

AMG Managers Skyline Special Equities Fund

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividend income	$17,588,838
Securities lending income	101,600
Interest income	554
Foreign withholding tax	(132,736)
Total investment income	17,558,256
Expenses:
Investment advisory and management fees	12,253,598
Administrative fees	3,050,859
Shareholder servicing fees—Class S#	3,403,777
Reports to shareholders	213,666
Professional fees	127,785
Trustees fees and expenses	105,019
Custodian fees	83,181
Transfer agent fees	70,040
Registration fees	32,697
Miscellaneous	43,030
Total expenses before offsets	19,383,652
Expense reimbursements	(1,411,708)
Net expenses	17,971,944
Net investment loss	(413,688)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(3,244,872)
Net change in unrealized appreciation (depreciation) of investments	275,190,751
Net realized and unrealized gain	271,945,879
Net increase in net assets resulting from operations	$271,532,191

#	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Skyline Special Equities Fund

Statements of Changes in Net Assets

For the years ended December 31,

	2016#	2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(413,688)	$(1,135,449)
Net realized gain (loss) on investments	(3,244,872)	60,073,877
Net change in unrealized appreciation (depreciation) of investments	275,190,751	(144,948,468)
Net increase (decrease) in net assets resulting from operations	271,532,191	(86,010,040)
Distributions to Shareholders:
From net investment income	—	(157,013)
From net realized gain on investments	(343,670)	(63,226,382)
Total distributions to shareholders	(343,670)	(63,383,395)
Capital Share Transactions—Class S:
Proceeds from sale of shares	336,675,003	432,514,634
Reinvestment of dividends and distributions	332,585	61,409,262
Cost of shares repurchased	(423,555,410)	(409,769,014)
Net increase (decrease) from capital share transactions	(86,547,822)	84,154,882
Total increase (decrease) in net assets	184,640,699	(65,238,553)
Net Assets:
Beginning of year	1,317,945,828	1,383,184,381
End of year	$1,502,586,527	$1,317,945,828

Share Transactions—Class S:
Sale of shares	9,193,732	10,901,620
Reinvested shares from dividends and distributions	7,573	1,712,950
Shares repurchased	(11,410,317)	(10,384,488)
Net increase (decrease) in shares	(2,209,012)	2,230,082

#	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

The accompanying notes are an integral part of these financial statements.

13

AMG Managers Skyline Special Equities Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class S	2016##	2015	2014		2013	2012
Net Asset Value, Beginning of Year	$35.71	$39.88	$39.75		$26.23	$21.98
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.01)	(0.03)[4]	0.00	5,†	(0.06)[6]	0.02 [7]
Net realized and unrealized gain (loss) on investments	7.61	(2.36)	1.61		13.59	4.23
Total income (loss) from investment operations	7.60	(2.39)	1.61		13.53	4.25
Less Distributions to Shareholders from:
Net investment income	—	(0.00)#	—		(0.01)	—
Net realized gain on investments	(0.01)	(1.78)	(1.48)		(0.00)#	—
Total distributions to shareholders	(0.01)	(1.78)	(1.48)		(0.01)	—
Net Asset Value, End of Year	$43.30	$35.71	$39.88		$39.75	$26.23
Total Return[2]	21.31%	(6.02)%[8]	4.02%		51.59%	19.34%
Ratio of net expenses to average net assets (with offsets/reductions)	1.32%	1.32%	1.32%		1.33%[9]	1.32%[10]
Ratio of expenses to average net assets (with offsets)	1.32%	1.32%	1.32%		1.33%[9]	1.32%[10]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.42%	1.45%	1.45%		1.47%[9]	1.49%[10]
Ratio of net investment income (loss) to average net assets[2]	(0.03)%	(0.08)%	0.01%		(0.18)%[9]	0.10%[10]
Portfolio turnover	34%	31%	37%		39%	47%
Net assets at end of year (000’s omitted)	$1,502,587	$1,317,946	$1,383,184		$969,238	$207,324

Notes to Financial Highlights

†	Rounds to less than $0.01 per share.
#	Rounds to less than $(0.01) per share.
##	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.
1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
4	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
5	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
6	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.13).
7	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05).
8	The total return is based on the Financial Statement Net Asset Values as shown above.
9	Includes non-routine extraordinary expenses amounting to 0.012% of average net assets.
10	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

14

Notes to Financial Statements

December 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2016, the Fund had redemption fees amounting to $23,087. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

Effective August 1, 2014, the Fund was closed to new investors. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

15

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss. Temporary differences are due to wash sales.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	—	$157,157
Short-term capital gains	$343,670	16,858,484
Long-term capital gains	—	46,367,754

Totals	$343,670	$63,383,395

As of December 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$3,544,129

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2016, the Fund had $3,544,129 accumulated net realized short-term capital loss carryovers from securities transactions for federal income tax purposes. This amount may be used to offset future realized capital gains, for an unlimited time period.

16

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two own 69%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At December 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding was $47,233,677.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2016, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.32% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount.

At December 31, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period
Less than 1 year	$1,635,874
Within 2 years	1,779,187
Within 3 years	1,411,708

Total Amount Subject to Repayment	$4,826,769

The Fund has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund as further described in the Fund’s prospectus. Effective October 1, 2016, the Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, the Fund paid an administration fee under a similar contract at an annual rate of 0.25% of the Fund’s average daily net assets.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

17

Notes to Financial Statements (continued)

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in table below.

The impact on the annualized expense ratios for the year ended December 31, 2016, were as follows:

Skyline Special Equities Fund	Maximum Amount Approved	Actual Amount Incurred
Class S	0.25%	0.25%

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”), has granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2016, the Fund lent varying amounts not exceeding $3,819,469 for eight days earning interest of $554. The interest amount is included in the Statement of Operations as interest income. At December 31, 2016, the Fund had no interfund loans outstanding.

3. PURCHASE AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government Obligations) for the year ended December 31, 2016, were $443,199,574 and $537,924,887, respectively. The Fund had no purchases or sales of U.S. Government obligations during the year ended December 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2016, the value of the securities loaned and cash collateral received was $45,821,751 and $47,233,677, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

18

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements that are subject to a master netting agreement as of December 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Citigroup Global Markets, Inc.	$11,218,176	$11,218,176	—	—
Daiwa Capital Markets America	11,218,176	11,218,176	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	2,360,973	2,360,973	—	—
Nomura Securities International, Inc.	11,218,176	11,218,176	—	—
State of Wisconsin Investment Board	11,218,176	11,218,176	—	—

Totals	$47,233,677	$47,233,677	—	—

7. REGULATORY UPDATES

On October 31, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting of these amendments and their impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements except for the following: Effective February 27, 2017, the Fund will rename Class S Shares to Class N Shares and will issue new Class I Shares and Class Z Shares. Additionally, shareholder servicing fees will be an excluded expense under a new expense limitation agreement. As a result, the contractual expense limitation rate, will decrease from 1.32% to 1.07%. Please refer to the Fund’s prospectus for further details.

TAX INFORMATION (unaudited)

AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2016 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended December 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

19

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Skyline Special Equities Fund (the “Fund”) as of December 31, 2016 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2017

20

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

	Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 68
•	Oversees 67 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

•	Trustee since 1999	Edward J. Kaier, 71
•	Oversees 67 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Kurt A. Keilhacker, 53
•	Oversees 69 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

•	Trustee since 2004	Steven J. Paggioli, 66
•	Oversees 67 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel
(2008–Present).

•	Trustee since 2013	Richard F. Powers III, 71
•	Oversees 67 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Independent Chairman	Eric Rakowski, 58
• •	Trustee since 1999 Oversees 69 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Victoria L. Sassine, 51
•	Oversees 69 Funds in Fund Complex	Lecturer, Babson College (2007–Present).

•	Trustee since 2004	Thomas R. Schneeweis, 69
•	Oversees 67 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

	Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 64
•	Oversees 69 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

21

AMG Funds

Trustees and Officers (continued)

Officers

	Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 49
• •	Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

•	Chief Operating Officer	Keitha L. Kinne, 58
	since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2015	Mark J. Duggan, 52
•	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).
•	Chief Financial Officer since 2007	Donald S. Rumery, 58 Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and
•	Treasurer since 1999	AMG Funds III (2008-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, AMG Funds IV, (2016-Present); Treasurer,
•	Principal Financial Officer since 2008	AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

•	Chief Compliance Officer	Gerald F. Dillenburg, 50
	since 2016	Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

•	Anti-Money Laundering	Patrick J. Spellman, 42
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

•	Assistant Secretary	Maureen A. Meredith, 31
	since 2016	Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

•	Assistant Secretary	Diana M. Podgorny, 37
	since 2016	Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Assistant Secretary, AMG Funds IV (2010-Present); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

•	Assistant Secretary	Marc Peirce, 54
	since 2016	Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

22

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds.

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2016	Fiscal 2015
AMG Managers Skyline Special Equities Fund	$25,016	$32,187
AMG TimesSquare Mid Cap Growth Fund	$27,692	$36,633
AMG TimesSquare Small Cap Growth Fund	$23,279	$30,722
AMG TimesSquare International Small Cap Fund	$26,334	$34,217

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2016	Fiscal 2015
AMG Managers Skyline Special Equities Fund	$7,369	$7,225
AMG TimesSquare Mid Cap Growth Fund	$7,369	$7,225
AMG TimesSquare Small Cap Growth Fund	$7,369	$7,225
AMG TimesSquare International Small Cap Fund	$8,236	$8,075

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $62,743 and $95,750, respectively. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with $66,000 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: February 24, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date: February 24, 2017